                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:   Metricom Inc.                         CASE NO.  01-53291
                                                         ----------------

                                               CHAPTER 11
                                               MONTHLY OPERATING REPORT
                                               (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS


    MONTH ENDED:   Nov-01                   PETITION DATE:   07/02/01
                ------------                              -------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

        Dollars reported in        $1
                                   --

                                                                      END OF CURRENT       END OF PRIOR           AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                          MONTH               MONTH                 FILING (1)
                                                                      --------------       ------------           --------------
    a.  Current Assets                                                  $191,503,340       $215,802,168
                                                                      ---------------      -------------
    b.  Total Assets                                                    $379,331,794       $870,508,409            $922,513,084
                                                                      ---------------      -------------          --------------
    c.  Current Liabilities                                               $3,972,385         $3,267,817
                                                                      ---------------      -------------
    d.  Total Liabilities                                               $344,643,844       $343,939,276            $340,671,459
                                                                      ---------------      -------------          --------------


                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)
                                                                       -------------        -----------           --------------
    a.  Total Receipts                                                    $8,772,113           $769,124             $13,944,529
                                                                      ---------------      -------------          --------------
    b.  Total Disbursements                                               $1,067,354         $3,244,874             $24,297,501
                                                                      ---------------      -------------          --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        $7,704,759        ($2,475,750)           ($10,352,972)
                                                                      ---------------      -------------          --------------
    d.  Cash Balance Beginning of Month                                 $169,273,265       $171,749,015            $187,330,996
                                                                      ---------------      -------------          --------------
    e.  Cash Balance End of Month (c + d)                               $176,978,024       $169,273,265            $176,978,024
                                                                      ---------------      -------------          --------------

                                                                                                                    CUMULATIVE
                                                                       CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)
                                                                       -------------        -----------           --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                     ($491,958,583)      ($15,708,470)          ($547,734,742)
                                                                      ---------------      -------------          --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $5,258,269         $5,258,628
                                                                      ---------------      -------------
6.  POST-PETITION LIABILITIES                                             $3,972,385         $3,267,817
                                                                      ---------------      -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                  $100,831                 $0
                                                                      ---------------      -------------

AT THE END OF THIS REPORTING MONTH:                                                                     YES           NO
                                                                                                        ---           ---
8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                     [X]

9.  Have any payments been made to professionals?  (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                                     [X]

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                                     [X]

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
    attach listing including date of payment, amount and reason for payment, and name of payee)                       [X]

12. Is the estate insured for replacement cost of assets and for general liability?                     [X]

13. Are a plan and disclosure statement on file?                                                                      [X]

14. Was there any post-petition borrowing during this reporting period?                                               [X]

15. Check if paid: Post-petition taxes [X] ;     U.S. Trustee Quarterly Fees (2);  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [X] .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

    (1) As maintained on the Debtor's books.

    (2) U.S. Trustee Quarterly Fees have been assessed, but they are not due at this time.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/18/01                /s/ EUGENE A. REILLY
     ---------------         ---------------------------------------------------
                             Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   11/30/01
                                              ------------

            CURRENT MONTH
-----------------------------------------                                                              CUMULATIVE     NEXT MONTH
    ACTUAL         FORECAST(1)   VARIANCE                                                            (CASE TO DATE)   FORECAST(2)
    ------         -----------   --------                                                            --------------   -----------
                                                REVENUES:
                      n/a           n/a       1   Gross Sales                                           $1,944,095       n/a
--------------     ----------    --------                                                            --------------   -----------
                      n/a           n/a       2   less: Sales Returns & Allowances                                       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a       3   Net Sales                                             $1,944,095       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a       4   less: Cost of Goods Sold     (Schedule 'B')          $13,523,137       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a       5   Gross Profit                                        ($11,579,042)      n/a
--------------     ----------    --------                                                            --------------   -----------
     $373,299         n/a           n/a       6   Interest                                              $2,407,017       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a       7   Other Income:         Proceeds from sale of           $1,779,385       n/a
--------------     ----------    --------                               -------------------------    --------------   -----------
                                              8 common stock in Packeteer, Inc.
--------------     ----------    --------       -------------------------------------------------    --------------   -----------
                                              9
--------------     ----------    --------       -------------------------------------------------    --------------   -----------
     $373,299         n/a           n/a      10       TOTAL REVENUES                                   ($7,392,640)      n/a
--------------     ----------    --------                                                            --------------   -----------

                                                EXPENSES:
           $0         n/a           n/a      11   Compensation to Owner(s)/Officer(s)                     $339,114       n/a
--------------     ----------    --------                                                            --------------   -----------
     $229,363         n/a           n/a      12   Salaries                                              $2,631,751       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      13   Commissions                                              $16,225       n/a
--------------     ----------    --------                                                            --------------   -----------
      $47,415         n/a           n/a      14   Contract Labor                                          $599,313       n/a
--------------     ----------    --------                                                            --------------   -----------
                                                  Rent/Lease:
       $3,396         n/a           n/a      15       Personal Property                                    $63,210       n/a
--------------     ----------    --------                                                            --------------   -----------
     $583,481         n/a           n/a      16       Real Property                                     $3,388,811       n/a
--------------     ----------    --------                                                            --------------   -----------
      $80,473         n/a           n/a      17   Insurance                                               $485,634       n/a
--------------     ----------    --------                                                            --------------   -----------
                                             18   Management Fees
--------------     ----------    --------                                                            --------------   -----------
   $3,585,623         n/a           n/a      19   Depreciation                                         $32,780,938       n/a
--------------     ----------    --------                                                            --------------   -----------
                                                  Taxes:
                                             20       Employer Payroll Taxes
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      21       Real Property Taxes                                 $236,822       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      22       Other Taxes                                       $2,123,995       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      23   Other Selling                                           $359,386       n/a
--------------     ----------    --------                                                            --------------   -----------
     $326,318         n/a           n/a      24   Other Administrative                                  $2,063,007       n/a
--------------     ----------    --------                                                            --------------   -----------
      $74,041         n/a           n/a      25   Interest Expense                                      $1,726,246       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      26   Other Expenses:       Bonus                           $1,499,172       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      27                         Overtime                           $29,404       n/a
--------------     ----------    --------       ------------------------                             --------------   -----------
           $0         n/a           n/a      28                         Fringe benefit                    $896,383       n/a
--------------     ----------    --------       ------------------------                             --------------   -----------
         $942         n/a           n/a      29                         Severance                         $912,712       n/a
--------------     ----------    --------       ------------------------                             --------------   -----------
     $171,428         n/a           n/a      30                         Repair & Maintenance              $788,839       n/a
--------------     ----------    --------       ------------------------                             --------------   -----------
      $22,353         n/a           n/a      31                         Travel                            $134,046       n/a
--------------     ----------    --------       ------------------------                             --------------   -----------
       $8,969         n/a           n/a      32                         Telephone                         $404,085       n/a
--------------     ----------    --------       ------------------------                             --------------   -----------
           $0         n/a           n/a      33                         IS & Facility Allocation       ($1,483,937)      n/a
--------------     ----------    --------       ------------------------                             --------------   -----------
      $10,945         n/a           n/a      34                         Cleaning Services                  $91,697       n/a
--------------     ----------    --------       ------------------------                             --------------   -----------
   $5,144,747         n/a           n/a      35       TOTAL EXPENSES                                   $50,086,853       n/a
--------------     ----------    --------                                                            --------------   -----------
  ($4,771,448)        n/a           n/a      36 SUBTOTAL                                              ($57,479,493)      n/a
--------------     ----------    --------                                                            --------------   -----------
                                                REORGANIZATION ITEMS:
    ($899,195)        n/a           n/a      37   Professional Fees                                    ($4,514,706)      n/a
--------------     ----------    --------                                                            --------------   -----------
                      n/a           n/a      38   Provisions for Rejected Executory Contracts                            n/a
--------------     ----------    --------                                                            --------------   -----------
                      n/a           n/a      39   Interest Earned on Accumulated Cash from                               n/a
--------------     ----------    --------         Resulting Chp 11 Case                              --------------   -----------

($486,287,940)(3)     n/a           n/a      40   Gain or (Loss) from Sale of Equipment              ($491,925,786)      n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      41   U.S. Trustee Quarterly Fees                                            n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      42   Writeoff of Pre-Petition Fringe Benefit Accrual       $1,275,291       n/a
--------------     ----------    --------                                                            --------------   -----------
           $0         n/a           n/a      43   Writeoff of Pre-Petition Accrued Bonus                $4,909,952       n/a
--------------     ----------    --------       -------------------------------------------------    --------------   -----------
($487,187,135)        n/a           n/a      44        TOTAL REORGANIZATION ITEMS                    ($490,255,249)      n/a
--------------     ----------    --------                                                            --------------   -----------
($491,958,583)        n/a           n/a      45  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES      ($547,734,742)      n/a
--------------     ----------    --------                                                            --------------   -----------
                      n/a           n/a      46   Federal & State Income Taxes                                  $0       n/a
--------------     ----------    --------                                                            --------------   -----------
($491,958,583)        n/a           n/a      47 NET PROFIT (LOSS)                                    ($547,734,742)      n/a
==============     ==========    ========                                                            ==============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

(3) To record the loss on the sale of assets to Aerie Networks and through the Company's public auction dated November 27, 2001.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED  11/30/01
                                             ------------

    ASSETS
                                                                                     FROM SCHEDULES              BOOK VALUE
                                                                                     --------------              ----------
          CURRENT ASSETS

 1              Cash, cash equivalents and short term investment - unrestricted                                 $129,685,763
                                                                                                                -------------
 2              Cash, cash equivalents and short term investment - restricted                                    $47,292,261
                                                                                                                -------------
 3              Accounts receivable (net)                                                   A                     $5,258,269
                                                                                                                -------------
 4              Inventory                                                                   B                             $0
                                                                                                                -------------
 5              Prepaid expenses                                                                                  $4,968,302
                                                                                                                -------------
 6              Professional retainers                                                                              $328,782
                                                                                                                -------------
 7              Other:   Deferred Cost of Sales                                                                   $1,813,420
                         -------------------------------------------------------                                -------------
                         Deposits                                                                                 $1,279,286
                         -------------------------------------------------------                                -------------
                         Other receivable                                                                           $875,000
                         -------------------------------------------------------                                -------------
 8                       Others                                                                                       $2,257
                ----------------------------------------------------------------                                -------------
 9                       TOTAL CURRENT ASSETS                                                                   $191,503,340
                                                                                                                -------------
          PROPERTY AND EQUIPMENT (BOOK VALUE)(2)

10              Real property                                                               C                             $0
                                                                                                                -------------
11              Machinery and equipment                                                     D                        $21,573
                                                                                                                -------------
12              Furniture and fixtures                                                      D                             $0
                                                                                                                -------------
13              Network equipment                                                           D                             $0
                                                                                                                -------------
14              Leasehold improvements                                                      D                             $0
                                                                                                                -------------
15              Vehicles                                                                    D                             $0
                                                                                                                -------------
16              Other:                                                                      D
                         -------------------------------------------------------                                -------------
17                                                                                          D
                ----------------------------------------------------------------                                -------------
18                                                                                          D
                ----------------------------------------------------------------                                -------------
19                                                                                          D
                ----------------------------------------------------------------                                -------------
20                       TOTAL PROPERTY AND EQUIPMENT                                                                $21,573
                                                                                                                -------------
          OTHER ASSETS

21              Network Equipment & Inventory                                                                             $0
                                                                                                                -------------
22              Deferred Cost of Sales-Long term                                                                  $1,147,693
                                                                                                                -------------
23              Long Term Deposits                                                                                  $642,064
                                                                                                                -------------
24              Investment in subsidiaries                                                                        $5,185,973
                ----------------------------------------------------------------                                -------------
25              WCS Spectrum                                                                                      $1,308,093
                ----------------------------------------------------------------                                -------------
26              Debt & Warrant Offering - 2000                                                                    $7,255,999
                ----------------------------------------------------------------                                -------------
27              Intercompany receivables-Metricom DC, LLC(1)                                                    $172,267,058
                ----------------------------------------------------------------                                -------------
28                       TOTAL OTHER ASSETS                                                                     $187,806,880
                                                                                                                -------------
29                       TOTAL ASSETS                                                                           $379,331,794
                                                                                                                =============

NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

        (2) PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.

        The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES

30                       Salaries and wages                                                                                $0
                                                                                                                --------------
31                       Payroll taxes                                                                                     $0
                                                                                                                --------------
32                       Real and personal property taxes                                                          $2,067,592
                                                                                                                --------------
33                       Bonus                                                                                             $0
                                                                                                                --------------
34                       Vacation                                                                                          $0
                                                                                                                --------------
35                       Sales and use tax payable                                                                    $48,044
                                                                                                                --------------
36                       Accounts payable (trade)                                           A                      $1,672,156
                                                                                                                --------------
37                       Franchise Tax Payable                                                                         $8,035
                                                                                                                --------------
38                       Fringe Benefits Applied                                                                     $186,558
                                                                                                                --------------
39                       Accrued professional fees
                                                                                                                --------------
40                       Current portion of long-term post-petition debt
                         (due within 12 months)
                                                                                                                --------------
41                       Other:       Others                                                                         ($10,000)
                                      ------------------------------------------                                --------------
42
                         -------------------------------------------------------                                --------------
43
                         -------------------------------------------------------                                --------------
44                       TOTAL CURRENT LIABILITIES                                                                 $3,972,385
                                                                                                                --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                       $0
                                                                                                                --------------
46                       TOTAL POST-PETITION LIABILITIES                                                           $3,972,385
                                                                                                                --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                       Secured claims                                                     F                      $3,470,874
                                                                                                                --------------
48                       Priority unsecured claims                                          F                      $2,450,424
                                                                                                                --------------
49                       General unsecured claims                                           F                    $334,750,161
                                                                                                                --------------
50                       TOTAL PRE-PETITION LIABILITIES                                                          $340,671,459
                                                                                                                --------------
51                       TOTAL LIABILITIES                                                                       $344,643,844
                                                                                                                --------------
    EQUITY (DEFICIT)

52              Retained Earnings/(Deficit) at time of filing(1)                                                ($885,004,240)
                                                                                                                --------------
53              Capital Stock                                                                                         $30,920
                                                                                                                --------------
54              Additional paid-in capital                                                                       $790,757,686
                                                                                                                --------------
55              Warrants to purchase Common Stock                                                                  $6,328,173
                                                                                                                --------------
56              Accum other comprehensive income                                                                     $140,547
                                                                                                                --------------
57              Cumulative profit/(loss) since filing of case                                                   ($547,734,742)
                                                                                                                --------------
                Preferred Stock                                                                                  $638,677,904
                                                                                                                --------------
58              Equity adjustment for pre-petition liabilities due to Chapter 11 filing                           $31,491,703
                                                                                                                --------------
59                       TOTAL EQUITY (DEFICIT)                                                                   $34,687,950
                                                                                                                --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                       $379,331,794
                                                                                                                ==============


NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                               [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
                                                              -----------------------  -----------------   ------------------
     0 -30 Days                                                                   $0         $1,571,324
                                                              -----------------------  -----------------
     31-60 Days                                                                   $0           $100,831
                                                              -----------------------  -----------------
     61-90 Days                                                                   $0                                $100,831(1)
                                                              -----------------------  -----------------   ------------------
     91+ Days                                                             $7,180,136
                                                              -----------------------  -----------------
     Total accounts receivable/payable                                    $7,180,136         $1,672,156
                                                              -----------------------  =================
     Allowance for doubtful accounts                                      $1,921,867
                                                              -----------------------
     Accounts receivable (net)                                            $5,258,269
                                                              =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                                                                                           ------------------
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH           INVENTORY BEGINNING OF MONTH                     $32,147,835
                                  -------------------------                                                ------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase
                                                                                                           ------------------
      Product for resale                                          Direct labor
                                  -------------------------                                                ------------------
                                                                  Manufacturing overhead
                                                                                                           ------------------
    Distribution -                                                Freight in
                                                                                                           ------------------
      Products for resale                                         Other:                                                  $0
                                  -------------------------                                                ------------------
                                                                                                                          $0
                                                                ----------------------------------------   ------------------
    Manufacturer -                                                                                                        $0
                                                                ----------------------------------------   ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0      Less -
                                  -------------------------
      Finished goods                                    $0        Inventory End of Month                                  $0
                                  -------------------------                                                ------------------
                                                                  Shrinkage
                                                                                                           ------------------
    Other - Explain                                               Inventory sold and write off  (2)              $32,147,835
                                  -------------------------                                                ------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                         ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes [X]      No [ ]
    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost                            X
                                                                                                        ---
      Weekly                      The Debtor conducted daily        LIFO cost
                       ------                                                                           ---
      Monthly                     cycle count up until 7/31/01.     Lower of cost or market
                       ------                                                                           ---
      Quarterly                   This procedure substituted        Retail method
                       ------                                                                           ---
      Semi-annually               for physical inventories.         Other
                       ------                                                                           ---
      Annually                                                        Explain
                       ------

Date of last physical inventory was         10/1/1997
                                    ---------------------------    --------------------------------------------------------------

                                                                   --------------------------------------------------------------
Date of next physical inventory is  Not scheduled at this time.
                                    ---------------------------    --------------------------------------------------------------

NOTE:

    (1) Professional fees to be approved by the court. Amounts are expected to be paid in December 2001.

    (2) Sale of inventory to Aerie Networks.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                           -----------------   ---------------------
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                                      COST               BOOK VALUE
                                                                           -----------------   ---------------------
Machinery & Equipment -
      -----------------------------------------------
      Computer Hardware                                                             $48,245                 $48,245
      -----------------------------------------------                      -----------------   ---------------------
         Accumulated Depreciation                                                  ($26,672)               ($26,672)
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                         $21,573                 $21,573
                                                                           =================   =====================
Furniture & Fixtures -

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Network  Equipment -

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Leasehold Improvements -

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Vehicles -

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

NOTE:

    (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE(1)                            0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL
                                          --------------- ---------------- ---------------  --------------- ----------------
FEDERAL
        Income Tax Withholding                        $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        FICA - Employee                               $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        FICA - Employer                               $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Unemployment (FUTA)                           $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Income                                        $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Other (Attach List)                           $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL FEDERAL TAXES                                   $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
STATE AND LOCAL
        Income Tax Withholding                        $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Unemployment (UT)                             $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Disability Insurance (DI)                     $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Empl. Training Tax (ETT)                      $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Sales and Use Tax                        $48,044                                                            $48,044
                                          --------------- ---------------- ---------------  --------------- ----------------
        Excise                                        $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Real property                           $220,000                                                           $220,000
                                          --------------- ---------------- ---------------  --------------- ----------------
        Personal property                             $0         $517,000        $517,000         $813,592       $1,847,592
                                          --------------- ---------------- ---------------  --------------- ----------------
        Income                                        $0                                                                 $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Other (Franchise Tax)                         $0               $0              $0           $8,035           $8,035
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL STATE & LOCAL TAXES                       $268,044         $517,000        $517,000         $821,627       $2,123,671
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL TAXES                                     $268,044         $517,000        $517,000         $821,627       $2,123,671
                                          =============== ================ ===============  =============== ================

(1) ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                               CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                     AMOUNT       AMOUNT(b),(1)
-------------------------------------------                                ---------------  ---------------
        Secured claims(a)                                                      $3,470,874       $3,470,874
                                                                           ---------------  ---------------
        Priority claims other than taxes                                           $4,650           $4,650
                                                                           ---------------  ---------------
        Priority tax claims                                                    $1,979,948       $2,445,774
                                                                           ---------------  ---------------
        General unsecured claims                                             $961,883,175     $334,750,161
                                                                           ---------------  ---------------

        (a)  List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

        (1) Estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G

                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                            ACCOUNT 1        ACCOUNT 2       ACCOUNT 3        ACCOUNT 4
                                          --------------- ---------------- ---------------  ---------------
Bank                                      Please refer to attached statement.
                                          --------------- ---------------- ---------------  ---------------
Account Type
                                          --------------- ---------------- ---------------  ---------------
Account No.
                                          --------------- ---------------- ---------------  ---------------
Account Purpose
                                          --------------- ---------------- ---------------  ---------------
Balance, End of Month
                                          --------------- ---------------- ---------------  ---------------
Total Funds on Hand for all Accounts        $176,978,024
                                          ---------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH



BANKS                                                   ACCOUNT NO.             ACCOUNT TYPE              ACCOUNT PURPOSE
-----                                                   -----------             ------------              ---------------
Wells Fargo General Account                             4487-098311           General Banking             General Banking
Wells Fargo Controlled Disbursement Account             4759-600877           General Banking             General Banking
Wells Fargo Southeast PC Account                        4375-685799           General Banking             General Banking
Wells Fargo Northeast Account                           4375-685815           General Banking             General Banking
Wells Fargo Western Region Account                      4375-685823           General Banking             General Banking
Wells Fargo Northern Central Account                    4375-686193           General Banking             General Banking
Wells Fargo Ricochet Account                            4487-098485           General Banking             General Banking
Wells Fargo Metricom Account                            4496-812934           General Banking             General Banking
Wells Fargo Flex Benefits Account                       4761-067420           General Banking             General Banking
Wells Fargo Medical Benefits Account                    4761-067438           General Banking             General Banking
Wells Fargo LLC Account                                 4487-099655           General Banking             General Banking
Union Bank of California                                6450-135869           General Banking             General Banking
Union Bank of California - Payroll                      6450-136792           General Banking             General Banking
Union Bank of California - General                      2180043112            CHPT. 11 Banking            General Banking
Union Bank of California - General                      2180043244            CHPT. 11 Banking            General Banking
Union Bank of California - Payroll                      2180043252            CHPT. 11 Banking            General Banking
Union Bank of California - Tax                          2180043260            CHPT. 11 Banking            General Banking
Union Bank of California - Medical                      2180043279            CHPT. 11 Banking            General Banking
Union Bank of California - Flex Benefits                2180043287            CHPT. 11 Banking            General Banking
Union Bank of California - Escrow                       2180043740            CHPT. 11 Banking            General Banking
Union Bank of California - General Pre-petition         2180043147            General Banking             General Banking
Union Bank of California - Payroll Pre-petition         2180043155            General Banking             General Banking
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                                    881-881235108         Money Market Funds          Account invests in
                                                                                                          A1/P1 funds only
Fidelity Institutional                                 0059-00493084842      Money Market Funds          Account invests in
                                                                                                           A1/P1 funds only
JP Morgan Institutional                                   5012931            Money Market Funds          Account invests in
                                                                                                           A1/P1 funds only
Dreyfus Institutional                                 288-0981002876         Money Market Funds          Account invests in
                                                                                                          A1/P1 funds only

INSTITUTIONAL ACCOUNTS - ST INVESTMENTS

AIG Money Market Fund                                   000MB2890-1          Investments in CP, Money    Account invests in
                                                                             Market Funds, Treasuries      A1/P1 funds only
Morgan Stanley & Co.                                    14-78C44-1           Investments in CP, Money    Account invests in
                                                                             Market Funds, Treasuries       A1/P1 funds only
Salomon Smith Barney                                   449-0H399-19          Investments in CP, Money    Account invests in
                                                                             Market Funds, Treasuries       A1/P1 funds only
Lehman Brothers                                        833-79266-15          Investments in CP, Money    Account invests in
                                                                             Market Funds, Treasuries      A1/P1 funds only
Wells Fargo Asset Mgmt                                    138816             Investments in CP, Money    Account invests in
                                                                             Market Funds, Treasuries      A1/P1 funds only
Wells Fargo Asset Mgmt Pledged                            2215431            Investments in CP, Money       Account holds
                                                                             Market Funds, Treasuries       collateral for
                                                                                                         outstanding Letters
                                                                                                              of Credit

LT INVESTMENTS

Bank One                                                204821-000           Government T-Strips         Restricted Bonds for
                                                                                                            Coupon payments
State Street Bank                                       127415-010           Money Market account         Escrow account for
                                                                                                             Tim Dreisbach

EQUITY INVESTMENTS

Lehman Brothers                                        833-41241-15          Equity stake in              Own 20,700 stake in
                                                                             Packeteer, Inc.                   PKTR at a
                                                                                                         purchase price of $0.25

Petty Cash on hand


                                                            11/30/2001      11/30/2001
BANKS                                                      BANK BALANCE     BOOK BALANCE
-----                                                      ------------     ------------
Wells Fargo General Account                                          $0              $0
Wells Fargo Controlled Disbursement Account                          $0              $0
Wells Fargo Southeast PC Account                                     $0              $0
Wells Fargo Northeast Account                                        $0              $0
Wells Fargo Western Region Account                                   $0              $0
Wells Fargo Northern Central Account                                 $0              $0
Wells Fargo Ricochet Account                                         $0              $0
Wells Fargo Metricom Account                                         $0              $0
Wells Fargo Flex Benefits Account                                    $0              $0
Wells Fargo Medical Benefits Account                                 $0              $0
Wells Fargo LLC Account                                              $0              $0
Union Bank of California                                             $0              $0
Union Bank of California - Payroll                                   $0              $0
Union Bank of California - General                                   $0              $0
Union Bank of California - General                             $180,051       ($305,734)
Union Bank of California - Payroll                              $18,725          $6,134
Union Bank of California - Tax                                       $0              $0
Union Bank of California - Medical                               $7,086          $7,086
Union Bank of California - Flex Benefits                        $11,246         $11,246
Union Bank of California - Escrow                                  $100            $100
Union Bank of California - General Pre-petition                      $0              $0
Union Bank of California - Payroll Pre-petition                      $0              $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS

Janus Institutional                                         $56,559,020     $56,559,020

Fidelity Institutional                                      $32,957,364     $32,957,364

JP Morgan Institutional                                              $0              $0

Dreyfus Institutional                                                $0              $0


INSTITUTIONAL ACCOUNTS - ST INVESTMENTS


AIG Money Market Fund                                        $6,208,650      $6,208,650

Morgan Stanley & Co.                                        $39,113,006     $39,113,006

Salomon Smith Barney                                                 $0              $0

Lehman Brothers                                              $1,205,627      $1,205,627

Wells Fargo Asset Mgmt                                           $2,124          $2,124

Wells Fargo Asset Mgmt Pledged                               $2,052,034      $2,052,034



LT INVESTMENTS

Bank One                                                    $38,744,474     $38,744,474

State Street Bank                                              $287,103        $287,103


EQUITY INVESTMENTS

Lehman Brothers                                                $129,168        $129,168

Petty Cash on hand                                                 $622            $622
                                                        --------------------------------
                                                           $177,476,399    $176,978,024
                                                        ================================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/01
                                              -----------



                                                                     Actual               Cumulative
                                                                  Current Month         (Case to Date)
                                                                  -------------         --------------
    CASH RECEIPTS
1        Rent/Leases Collected
                                                                 ---------------       ---------------
2        Cash Received from Sales                                                            $761,113
                                                                 ---------------       ---------------
3        Interest Received                                             $273,362            $1,875,101
                                                                 ---------------       ---------------
4        Borrowings
                                                                 ---------------       ---------------
5        Funds from Shareholders, Partners, or Other Insiders
                                                                 ---------------       ---------------
6        Capital Contributions
                                                                 ---------------       ---------------
7            Legal Settlement                                                                  $9,000
         ---------------------------------------------           ---------------       ---------------
8            Proceeds from sale of common stock
               in Packeteer, Inc.                                                          $1,810,635
         ---------------------------------------------           ---------------       ---------------
9            Interest Accrued on Government Strip                      $100,758              $560,113
         ---------------------------------------------           ---------------       ---------------
10           Unrealized gain on short term investment                   $58,788               $67,796
         ---------------------------------------------           ---------------       ---------------
11           Proceeds from sale of fixed
               assets/Inventory(2)                                   $8,250,000            $8,703,761
         ---------------------------------------------           ---------------       ---------------
12           Miscellaneous refund                                       $89,205              $157,010
         ---------------------------------------------           ---------------       ---------------
13           TOTAL CASH RECEIPTS                                     $8,772,113           $13,944,529
                                                                 ---------------       ---------------
    CASH DISBURSEMENTS
14       Payments for Inventory
                                                                 ---------------       ---------------
15       Selling
                                                                 ---------------       ---------------
16       Administrative                                                $322,297            $9,791,430
                                                                 ---------------       ---------------
17       Capital Expenditures
                                                                 ---------------       ---------------
18       Principal Payments on Debt
                                                                 ---------------       ---------------
19       Interest Paid
                                                                 ---------------       ---------------
         Rent/Lease:
20           Personal Property
                                                                 ---------------       ---------------
21           Real Property                                             $241,511            $4,094,877
                                                                 ---------------       ---------------
         Amount Paid to Owner(s)/Officer(s)
22           Salaries                                                                        $222,327
                                                                 ---------------       ---------------
23           Draws
                                                                 ---------------       ---------------
24           Commissions/Royalties
                                                                 ---------------       ---------------
25           Expense Reimbursements                                                            $7,618
                                                                 ---------------       ---------------
26           Other (includes Retention Bonuses)                                              $142,897
                                                                 ---------------       ---------------
27       Salaries/Commissions (less employee withholding)              $230,456            $3,377,735
                                                                 ---------------       ---------------
28       Management Fees
                                                                 ---------------       ---------------
         Taxes:
29           Employee Withholding                                                          $2,399,779
                                                                 ---------------       ---------------
30           Employer Payroll Taxes                                                          $351,492
                                                                 ---------------       ---------------
31           Real Property Taxes                                       $220,408              $237,230
                                                                 ---------------       ---------------
32           Other Taxes                                                $30,000              $129,982
                                                                 ---------------       ---------------
33       Other Cash Outflows:

34           ESPP refund                                                                     $512,394
             -----------------------------------------           ---------------       ---------------
35           Employee Expense Reimbursements                            $21,740              $213,752
             -----------------------------------------           ---------------       ---------------
36           Severance                                                     $942              $448,842
             -----------------------------------------           ---------------       ---------------
37           Reverse the unrealized gain for Packeteer Shares(1)                           $1,528,433
             -----------------------------------------           ---------------       ---------------
             Retention Bonus                                                                 $838,713
             -----------------------------------------           ---------------       ---------------
38           TOTAL CASH DISBURSEMENTS:                               $1,067,354           $24,297,501
                                                                 ---------------       ---------------
39  NET INCREASE (DECREASE) IN CASH                                  $7,704,759          ($10,352,972)
                                                                 ---------------       ---------------
40  CASH BALANCE, BEGINNING OF PERIOD                              $169,273,265          $187,330,996
                                                                 ---------------       ---------------
41  CASH BALANCE, END OF PERIOD                                    $176,978,024          $176,978,024
                                                                 ===============       ===============

NOTES:

        (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

        (2) Proceeds received from the sale of assets to Aerie Networks. Amounts from the Company's public auction are not received as of 11/30/01 and recorded as an other receivable.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/01
                                              -----------




                                                                                        ACTUAL                  CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                            CURRENT MONTH             (CASE TO DATE)
                                                                                 ---------------------    -----------------------
1         Cash Received from Sales                                                                                      $761,113
                                                                                 ---------------------    -----------------------
2         Rent/Leases Collected
                                                                                 ---------------------    -----------------------
3         Interest Received                                                                  $273,362                 $1,875,101
                                                                                 ---------------------    -----------------------
4         Cash Paid to Suppliers
                                                                                 ---------------------    -----------------------
5         Cash Paid for Selling Expenses
                                                                                 ---------------------    -----------------------
6         Cash Paid for Administrative Expenses                                              $322,297                 $9,791,430
                                                                                 ---------------------    -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                 ---------------------    -----------------------
8            Real Property                                                                   $241,511                 $4,094,877
                                                                                 ---------------------    -----------------------
9         Cash Paid for Interest
                                                                                 ---------------------    -----------------------
10        Cash Paid for Net Payroll and Benefits                                             $230,456                 $3,377,735
                                                                                 ---------------------    -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                                   $222,327
                                                                                 ---------------------    -----------------------
12           Draws
                                                                                 ---------------------    -----------------------
13           Commissions/Royalties
                                                                                 ---------------------    -----------------------
14           Expense Reimbursements                                                                                       $7,618
                                                                                 ---------------------    -----------------------
15           Other (includes Retention Bonuses)                                                                         $142,897
                                                                                 ---------------------    -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                                       $351,492
                                                                                 ---------------------    -----------------------
17           Employee Withholdings                                                                                    $2,399,779
                                                                                 ---------------------    -----------------------
18           Real Property Taxes                                                             $220,408                   $237,230
                                                                                 ---------------------    -----------------------
19           Other Taxes                                                                      $30,000                   $129,982
                                                                                 ---------------------    -----------------------
20        Cash Paid for General Expenses
                                                                                 ---------------------    -----------------------
21        Other cash inflows:
          --------------------------------------------------------------------   ---------------------    -----------------------
22           Legal settlement                                                                                             $9,000
          --------------------------------------------------------------------   ---------------------    -----------------------
23           Proceeds from sale of common stock in Packeteer, Inc.                                                    $1,810,635
          --------------------------------------------------------------------   ---------------------    -----------------------
24           Interest accrued on government strip                                            $100,758                   $560,113
          --------------------------------------------------------------------   ---------------------    -----------------------
             Unrealized gain on short term investment                                         $58,788                    $67,796
          --------------------------------------------------------------------   ---------------------    -----------------------
             Proceeds from sale of fixed assets/Inventory(2)                               $8,250,000                 $8,703,761
          --------------------------------------------------------------------   ---------------------    -----------------------
             Miscellaneous refund                                                             $89,205                   $157,010
          --------------------------------------------------------------------   ---------------------    -----------------------
          Other cash outflows:
          --------------------------------------------------------------------   ---------------------    -----------------------
             ESPP refund                                                                                                $512,394
          --------------------------------------------------------------------   ---------------------    -----------------------
             Employee expense reimbursement                                                   $21,740                   $213,752
          --------------------------------------------------------------------   ---------------------    -----------------------
             Severance                                                                           $942                   $448,842
          --------------------------------------------------------------------   ---------------------    -----------------------
25           Reverse the unrealized gain on Packeteer shares(1)                                                       $1,528,433
          --------------------------------------------------------------------   ---------------------    -----------------------
26           Retention Bonus                                                                                            $838,713
          --------------------------------------------------------------------   ---------------------    -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                  $7,704,759               ($10,352,972)
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                 ---------------------    -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case
                                                                                 ---------------------    -----------------------
30        U.S. Trustee Quarterly Fees
                                                                                 ---------------------    -----------------------
31
          --------------------------------------------------------------------   ---------------------    -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                         $0
                                                                                 ---------------------    -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS            $7,704,759               ($10,352,972)
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES
34        Capital Expenditures
                                                                                 ---------------------    -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                 ---------------------    -----------------------
36
          --------------------------------------------------------------------   ---------------------    -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES
38        Net Borrowings (Except Insiders)
                                                                                 ---------------------    -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                 ---------------------    -----------------------
40        Capital Contributions
                                                                                 ---------------------    -----------------------
41        Principal Payments
                                                                                 ---------------------    -----------------------
42
          --------------------------------------------------------------------   ---------------------    -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                         $0
                                                                                 ---------------------    -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  $7,704,759               ($10,352,972)
                                                                                 ---------------------    -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                     $169,273,265               $187,330,996
                                                                                 ---------------------    -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                           $176,978,024               $176,978,024
                                                                                 =====================    =======================


NOTES:

        (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

        (2) Proceeds received from the sale of assets to Aerie Networks. Amounts from the Company's public auction are not received as of 11/30/01 and recorded as an other receivable.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:   Metricom DC, L.L.C.                   CASE NO.  01-53300
                                                         ----------------

                                               CHAPTER 11
                                               MONTHLY OPERATING REPORT
                                               (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS


    MONTH ENDED:   Nov-01                   PETITION DATE:   07/02/01
                ------------                              -------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

        Dollars reported in        $1
                                   --

                                                                      END OF CURRENT       END OF PRIOR           AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                          MONTH               MONTH                 FILING (1)
                                                                      --------------       ------------           --------------
    a.  Current Assets                                                            $0                 $0
                                                                      ---------------      -------------
    b.  Total Assets                                                        $747,656       $179,876,057            $180,022,607
                                                                      ---------------      -------------          --------------
    c.  Current Liabilities                                                  $35,937                 $0
                                                                      ---------------      -------------
    d.  Total Liabilities                                               $173,372,224       $173,336,287            $180,367,549
                                                                      ---------------      -------------          --------------


                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)
                                                                       -------------        -----------           --------------
    a.  Total Receipts                                                            $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    b.  Total Disbursements                                                       $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    d.  Cash Balance Beginning of Month                                           $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    e.  Cash Balance End of Month (c + d)                                         $0                 $0                      $0
                                                                      ---------------      -------------          --------------


                                                                                                                    CUMULATIVE
                                                                       CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)
                                                                       -------------        -----------           --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                     ($179,164,338)                $0                      $0
                                                                      ---------------      -------------          --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                 $0
                                                                      ---------------      -------------
6.  POST-PETITION LIABILITIES                                                $35,937                 $0
                                                                      ---------------      -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                 $0
                                                                      ---------------      -------------

    AT THE END OF THIS REPORTING MONTH:                                                                 YES           NO
                                                                                                        ---           ---
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                X
    course to secured creditors or lessors? (if yes, attach listing including date of                   ---           ---
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                           X
    payment, amount of payment and name of payee)                                                       ---           ---

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                                      X
                                                                                                        ---           ---
11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                              X
    attach listing including date of payment, amount and reason for payment, and name of payee)         ---           ---

12. Is the estate insured for replacement cost of assets and for general liability?                      X
                                                                                                        ---           ---
13. Are a plan and disclosure statement on file?                                                                       X
                                                                                                        ---           ---
14. Was there any post-petition borrowing during this reporting period?                                                X
                                                                                                        ---           ---
15. Check if paid: Post-petition taxes ____;     U.S. Trustee Quarterly Fees ___;  Check if filing is current for: Post-petition
    tax reporting and tax returns:     ____.

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

    (1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/18/01               /s/ EUGENE A. REILLY
     ---------------         ---------------------------------------------------
                             Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   11/30/01
                                              ------------


                  CURRENT MONTH
------------------------------------------------
                                                                                                        CUMULATIVE     NEXT MONTH
    ACTUAL            FORECAST        VARIANCE                                                        (CASE TO DATE)    FORECAST
    ------            --------        --------                                                        --------------    --------
                                                        REVENUES:
             $0              $0              $0     1   Gross Sales                                              $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0     2   less: Sales Returns & Allowances                         $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0     3   Net Sales                                                $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0     4   less: Cost of Goods Sold   (Schedule 'B')                $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0     5   Gross Profit                                             $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0     6   Interest                                                 $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0     7   Other Income:                                            $0            $0
----------------   -------------  --------------                     ---------------------------      --------------  ------------
             $0              $0              $0     8                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0     9                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    10       TOTAL REVENUES                                       $0            $0
----------------   -------------  --------------                                                      --------------  ------------
                                                      EXPENSES:
             $0              $0              $0    11   Compensation to Owner(s)/Officer(s)                      $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    12   Salaries                                                 $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    13   Commissions                                              $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    14   Contract Labor                                           $0            $0
----------------   -------------  --------------                                                      --------------  ------------
                                                        Rent/Lease:
             $0              $0              $0    15       Personal Property                                    $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    16       Real Property                                        $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    17   Insurance                                                $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    18   Management Fees                                          $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    19   Depreciation                                             $0            $0
----------------   -------------  --------------                                                      --------------  ------------
                                                        Taxes:
             $0              $0              $0    20       Employer Payroll Taxes                               $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    21       Real Property Taxes                                  $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    22       Other Taxes                                          $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    23   Other Selling                                            $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    24   Other Administrative                                     $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    25   Interest                                                 $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    26   Other Expenses:                                          $0            $0
----------------   -------------  --------------                       -------------------------      --------------  ------------
             $0              $0              $0    27                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    28                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    29                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    30                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    31                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    32                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    33                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    34                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
             $0              $0              $0    35       TOTAL EXPENSES                                       $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    36 SUBTOTAL                                                   $0            $0
----------------   -------------  --------------                                                      --------------  ------------
                                                      REORGANIZATION ITEMS:
             $0              $0              $0    37   Professional Fees                                        $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    38   Provisions for Rejected Executory Contracts              $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    39   Interest Earned on Accumulated Cash from                 $0            $0
----------------   -------------  --------------        Resulting Chp 11 Case                         --------------  ------------
  ($179,164,338)(1)          $0   ($179,164,338)   40   Gain or (Loss) from Sale of Equipment         ($179,164,338)           $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    41   U.S. Trustee Quarterly Fees                              $0            $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    42                                                            $0            $0
----------------   -------------  --------------      ------------------------------------------      --------------  ------------
  ($179,164,338)             $0   ($179,164,338)   43        TOTAL REORGANIZATION ITEMS               ($179,164,338)           $0
----------------   -------------  --------------                                                      --------------  ------------
  ($179,164,338)             $0   ($179,164,338)   44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES ($179,164,338)           $0
----------------   -------------  --------------                                                      --------------  ------------
             $0              $0              $0    45   Federal & State Income Taxes                             $0            $0
----------------   -------------  --------------                                                      --------------  ------------
  ($179,164,338)             $0   ($179,164,338)   46 NET PROFIT (LOSS)                               ($179,164,338)           $0
================   =============  ==============                                                      ==============  ============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Note:

    (1) To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED    11/30/01
                                              ---------------


             ASSETS
                                                                   FROM SCHEDULES             BOOK VALUE
                                                                   --------------        ---------------------
             CURRENT ASSETS
     1           Cash and cash equivalents - unrestricted                                                   $0
                                                                                         ----------------------
     2           Cash and cash equivalents - restricted                                                     $0
                                                                                         ----------------------
     3           Accounts receivable (net)                                 A                                $0
                                                                                         ----------------------
     4           Inventory                                                 B                                $0
                                                                                         ----------------------
     5           Prepaid expenses                                                                           $0
                                                                                         ----------------------
     6           Professional retainers                                                                     $0
                                                                                         ----------------------
     7           Other:                                                                                     $0
                       --------------------------------------------                      ----------------------
     8
                 --------------------------------------------------                      ----------------------
     9                 TOTAL CURRENT ASSETS                                                                 $0
                                                                                         ----------------------
             PROPERTY AND EQUIPMENT (BOOK VALUE)
    10           Real property                                             C                                $0
                                                                                         ----------------------
    11           Machinery and equipment                                   D                                $0
                                                                                         ----------------------
    12           Furniture and fixtures                                    D                                $0
                                                                                         ----------------------
    13           Office equipment                                          D                                $0
                                                                                         ----------------------
    14           Leasehold improvements                                    D                                $0
                                                                                         ----------------------
    15           Vehicles                                                  D                                $0
                                                                                         ----------------------
    16           Other:                                                    D                                $0
                       --------------------------------------------                      ----------------------
    17                                                                     D
                 --------------------------------------------------                      ----------------------
    18                                                                     D
                 --------------------------------------------------                      ----------------------
    19                                                                     D
                 --------------------------------------------------                      ----------------------
    20                                                                     D
                 --------------------------------------------------                      ----------------------
    21                 TOTAL PROPERTY AND EQUIPMENT                                                         $0
                                                                                         ----------------------
             OTHER ASSETS

    22           Loans to shareholders                                                                      $0
                                                                                         ----------------------
    23           Loans to affiliates                                                                        $0
                                                                                         ----------------------
    24           Intercompany-Metricom Inc., the parent company                                       $747,656
                 --------------------------------------------------                      ----------------------
    25
                 --------------------------------------------------                      ----------------------
    26
                 --------------------------------------------------                      ----------------------
    27
                 --------------------------------------------------                      ----------------------
    28                 TOTAL OTHER ASSETS                                                             $747,656
                                                                                         ----------------------
    29                 TOTAL ASSETS                                                                   $747,656
                                                                                         ======================


    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY

                             (GENERAL BUSINESS CASE)


        LIABILITIES FROM SCHEDULES
             POST-PETITION

                 CURRENT LIABILITIES

    30                 Salaries and wages                                                                   $0
                                                                                         ----------------------
    31                 Payroll taxes                                                                        $0
                                                                                         ----------------------
    32                 Real and personal property taxes                                                     $0
                                                                                         ----------------------
    33                 Income taxes                                                                         $0
                                                                                         ----------------------
    34                 Sales taxes                                                                     $35,937
                                                                                         ----------------------
    35                 Notes payable (short term)                                                           $0
                                                                                         ----------------------
    36                 Accounts payable (trade)                            A                                $0
                                                                                         ----------------------
    37                 Real property lease arrearage                                                        $0
                                                                                         ----------------------
    38                 Personal property lease arrearage                                                    $0
                                                                                         ----------------------
    39                 Accrued professional fees                                                            $0
                                                                                         ----------------------
    40                 Current portion of long-term post-petition debt
                         (due within 12 months)                                                             $0
                                                                                         ----------------------
    41                 Other:
                                -----------------------------------                      ----------------------
    42
                       --------------------------------------------                      ----------------------
    43
                       --------------------------------------------                      ----------------------
    44                 TOTAL CURRENT LIABILITIES                                                       $35,937
                                                                                         ----------------------
    45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                       $0
                                                                                         ----------------------
    46                 TOTAL POST-PETITION LIABILITIES                                                 $35,937
                                                                                         ----------------------
             PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9

    47                 Secured claims                                      F                                $0
                                                                                         ----------------------
    48                 Priority unsecured claims                           F                         $(284,146)
                                                                                         ----------------------
    49                 General unsecured claims(1)                         F                      $173,620,433
                                                                                         ----------------------
    50                 TOTAL PRE-PETITION LIABILITIES                                             $173,336,287
                                                                                         ----------------------
    51                 TOTAL LIABILITIES                                                          $173,372,224
                                                                                         ----------------------
        EQUITY (DEFICIT)

    52           Retained Earnings/(Deficit) at time of filing(1)                                   $1,354,797
                                                                                         ----------------------
    53           Capital Stock                                                                      $5,184,973
                                                                                         ----------------------
    54           Additional paid-in capital
                                                                                         ----------------------
    55           Cumulative profit/(loss) since filing of case                                   $(179,164,338)
                                                                                         ----------------------
    56           Post-petition contributions/(distributions) or (draws)
                                                                                         ----------------------
    57
                 --------------------------------------------------                      ----------------------
    58           Market value adjustment
                                                                                         ----------------------
    59                 TOTAL EQUITY (DEFICIT)                                                    $(172,624,568)
                                                                                         ----------------------
    60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                        $747,656
                                                                                         ======================

NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                                ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                               [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
                                                              -----------------------  -----------------   ------------------
     0 -30 Days                                                                   $0                 $0
                                                              -----------------------  -----------------
     31-60 Days                                                                   $0                 $0
                                                              -----------------------  -----------------
     61-90 Days                                                                   $0                 $0                  $0
                                                              -----------------------  -----------------   ------------------
     91+ Days                                                                     $0
                                                              -----------------------  -----------------
     Total accounts receivable/payable                                            $0                 $0
                                                              -----------------------  =================
     Allowance for doubtful accounts                                              $0
                                                              -----------------------
     Accounts receivable (net)                                                    $0
                                                              =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------

                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH           INVENTORY BEGINNING OF MONTH                              $0
                                  -------------------------                                                ------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase                                            $0
                                                                                                           ------------------
      Product for resale                                $0        Direct labor                                            $0
                                  -------------------------                                                ------------------
                                                                  Manufacturing overhead                                  $0
                                                                                                           ------------------
    Distribution -                                                Freight in                                              $0
                                                                                                           ------------------
      Products for resale                               $0        Other:                                                  $0
                                  -------------------------                                                ------------------

                                                                ----------------------------------------   ------------------
    Manufacturer -                                                                                                        $0
                                                                ----------------------------------------   ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0      Less -
                                  -------------------------
      Finished goods                                    $0        Inventory End of Month                                  $0
                                  -------------------------                                                ------------------
                                                                  Shrinkage                                               $0
                                                                                                           ------------------
    Other - Explain                                               Personal Use                                            $0
                                  -------------------------                                                ------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                         ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes ___      No ___
    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        ---
      Weekly                                                        LIFO cost
                       ------                                                                           ---
      Monthly                                                       Lower of cost or market
                       ------                                                                           ---
      Quarterly                                                     Retail method
                       ------                                                                           ---
      Semi-annually                                                 Other
                       ------                                                                           ---
      Annually                                                        Explain
                       ------

Date of last physical inventory was   Not Applicable
                                      -------------------------    --------------------------------------------------------------

                                                                   --------------------------------------------------------------
Date of next physical inventory is    Not Applicable
                                      -------------------------    --------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                           -----------------   ---------------------
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                                      COST               BOOK VALUE
                                                                           -----------------   ---------------------
Machinery & Equipment -

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Furniture & Fixtures -
       None                                                                              $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Office Equipment -
       None                                                                              $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Leasehold Improvements -
       None                                                                              $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Vehicles -
       None                                                                              $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

NOTE:

    (1) Sale of assets to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE (1)                           0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL
                                          --------------- ---------------- ---------------  --------------- ----------------
FEDERAL
        Income Tax Withholding                                                                                           $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        FICA - Employee                                                                                                  $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        FICA - Employer                                                                                                  $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Unemployment (FUTA)                                                                                              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Income                                                                                                           $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Other (Attach List)                                                                                              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL FEDERAL TAXES                                   $0               $0              $0               $0               $0
                                          --------------- ---------------- ---------------  --------------- ----------------
STATE AND LOCAL
        Income Tax Withholding                                                                                           $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Unemployment (UT)                                                                                                $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Disability Insurance (DI)                                                                                        $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Empl. Training Tax (ETT)                                                                                         $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Sales                                    $35,937                                                            $35,937
                                          --------------- ---------------- ---------------  --------------- ----------------
        Excise                                                                                                           $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Real property                                                                                                    $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Personal property                                                                                                $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Income                                                                                                           $0
                                          --------------- ---------------- ---------------  --------------- ----------------
        Other (Attach List)                                                                                              $0
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL STATE & LOCAL TAXES                        $35,937               $0              $0               $0          $35,937
                                          --------------- ---------------- ---------------  --------------- ----------------
TOTAL TAXES                                      $35,937               $0              $0               $0          $35,937
                                          =============== ================ ===============  =============== ================


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                               CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                     AMOUNT       AMOUNT (B),(1)
-------------------------------------------                                ---------------  ---------------
        Secured claims  (a)                                                            $0               $0
                                                                           ---------------  ---------------
        Priority claims other than taxes                                               $0               $0
                                                                           ---------------  ---------------
        Priority tax claims                                                       $25,122        ($284,146)
                                                                           ---------------  ---------------
        General unsecured claims                                             $180,342,426     $173,620,433
                                                                           ---------------  ---------------

        (a)     List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

        (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001

        (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.


                                   SCHEDULE G

                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                            ACCOUNT 1          ACCOUNT 2         ACCOUNT 3          ACCOUNT 4
                                          ---------------   ----------------   ---------------    ---------------
Bank                                      Wells Fargo LLC
                                          ---------------   ----------------   ---------------    ---------------
Account Type                              General Banking
                                          ---------------   ----------------   ---------------    ---------------
Account No.                               4487-099655
                                          ---------------   ----------------   ---------------    ---------------
Account Purpose                           General Banking
                                          ---------------   ----------------   ---------------    ---------------
Balance, End of Month                                 $0
                                          ---------------   ----------------   ---------------    ---------------
Total Funds on Hand for all Accounts                  $0
                                          ---------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    11/30/01
                                             -------------


                                                                                   Actual                  Cumulative
                                                                                Current Month             (Case to Date)
                                                                             -------------------        ------------------
    CASH RECEIPTS

1         Rent/Leases Collected                                                              $0                        $0
                                                                             -------------------        ------------------
2         Cash Received from Sales                                                           $0                        $0
                                                                             -------------------        ------------------
3         Interest Received                                                                  $0                        $0
                                                                             -------------------        ------------------
4         Borrowings                                                                         $0                        $0
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders                               $0                        $0
                                                                             -------------------        ------------------
6         Capital Contributions                                                              $0                        $0
                                                                             -------------------        ------------------
7
          ------------------------------------------------------             -------------------        ------------------
8
          ------------------------------------------------------             -------------------        ------------------
9
          ------------------------------------------------------             -------------------        ------------------
10
          ------------------------------------------------------             -------------------        ------------------
11
          ------------------------------------------------------             -------------------        ------------------

12             TOTAL CASH RECEIPTS                                                           $0                        $0
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS

                                                                             -------------------        ------------------
13        Payments for Inventory                                                             $0                        $0
                                                                             -------------------        ------------------
14        Selling                                                                            $0                        $0
                                                                             -------------------        ------------------
15        Administrative                                                                     $0                        $0
                                                                             -------------------        ------------------
16        Capital Expenditures                                                               $0                        $0
                                                                             -------------------        ------------------
17        Principal Payments on Debt                                                         $0                        $0
                                                                             -------------------        ------------------
18        Interest Paid                                                                      $0                        $0
                                                                             -------------------        ------------------
          Rent/Lease:                                                                        $0                        $0
                                                                             -------------------        ------------------
19             Personal Property                                                             $0                        $0
                                                                             -------------------        ------------------
20             Real Property                                                                 $0                        $0
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)                                                 $0                        $0
                                                                             -------------------        ------------------
21             Salaries                                                                      $0                        $0
                                                                             -------------------        ------------------
22             Draws                                                                         $0                        $0
                                                                             -------------------        ------------------
23             Commissions/Royalties                                                         $0                        $0
                                                                             -------------------        ------------------
24             Expense Reimbursements                                                        $0                        $0
                                                                             -------------------        ------------------
25             Other                                                                         $0                        $0
                                                                             -------------------        ------------------
26        Salaries/Commissions (less employee withholding)                                   $0                        $0
                                                                             -------------------        ------------------
27        Management Fees                                                                    $0                        $0
                                                                             -------------------        ------------------
          Taxes:                                                                             $0                        $0
                                                                             -------------------        ------------------
28             Employee Withholding                                                          $0                        $0
                                                                             -------------------        ------------------
29             Employer Payroll Taxes                                                        $0                        $0
                                                                             -------------------        ------------------
30             Real Property Taxes                                                           $0                        $0
                                                                             -------------------        ------------------
31             Other Taxes                                                                   $0                        $0
                                                                             -------------------        ------------------
32        Other Cash Outflows:                                                               $0                        $0
                                                                             -------------------        ------------------
33
               -------------------------------------------------             -------------------        ------------------
34
               -------------------------------------------------             -------------------        ------------------
35
               -------------------------------------------------             -------------------        ------------------
36
               -------------------------------------------------             -------------------        ------------------
37
               -------------------------------------------------             -------------------        ------------------
38             TOTAL CASH DISBURSEMENTS:                                                     $0                        $0
                                                                             -------------------        ------------------
39  NET INCREASE (DECREASE) IN CASH                                                          $0                        $0
                                                                             -------------------        ------------------
40  CASH BALANCE, BEGINNING OF PERIOD                                                        $0                        $0
                                                                             -------------------        ------------------
41  CASH BALANCE, END OF PERIOD                                                              $0                        $0
                                                                             ===================        ==================

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED   11/30/01
                                              ------------


     CASH FLOWS FROM OPERATING ACTIVITIES                                               ACTUAL                 CUMULATIVE
                                                                                     CURRENT MONTH           (CASE TO DATE)
                                                                                  --------------------   -----------------------
1         Cash Received from Sales                                                                 $0                        $0
                                                                                  --------------------   -----------------------
2         Rent/Leases Collected                                                                    $0                        $0
                                                                                  --------------------   -----------------------
3         Interest Received                                                                        $0                        $0
                                                                                  --------------------   -----------------------
4         Cash Paid to Suppliers                                                                   $0                        $0
                                                                                  --------------------   -----------------------
5         Cash Paid for Selling Expenses                                                           $0                        $0
                                                                                  --------------------   -----------------------
6         Cash Paid for Administrative Expenses                                                    $0                        $0
                                                                                  --------------------   -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                     $0                        $0
                                                                                  --------------------   -----------------------
8            Real Property                                                                         $0                        $0
                                                                                  --------------------   -----------------------
9         Cash Paid for Interest                                                                   $0                        $0
                                                                                  --------------------   -----------------------
10        Cash Paid for Net Payroll and Benefits                                                   $0                        $0
                                                                                  --------------------   -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                              $0                        $0
                                                                                  --------------------   -----------------------
12           Draws                                                                                 $0                        $0
                                                                                  --------------------   -----------------------
13           Commissions/Royalties                                                                 $0                        $0
                                                                                  --------------------   -----------------------
14           Expense Reimbursements                                                                $0                        $0
                                                                                  --------------------   -----------------------
15           Other                                                                                 $0                        $0
                                                                                  --------------------   -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                  $0                        $0
                                                                                  --------------------   -----------------------
17           Employee Withholdings                                                                 $0                        $0
                                                                                  --------------------   -----------------------
18           Real Property Taxes                                                                   $0                        $0
                                                                                  --------------------   -----------------------
19           Other Taxes                                                                           $0                        $0
                                                                                  --------------------   -----------------------
20        Cash Paid for General Expenses                                                           $0                        $0
                                                                                  --------------------   -----------------------
21
          ---------------------------------------------------------------------   --------------------   -----------------------
22
          ---------------------------------------------------------------------   --------------------   -----------------------
23
          ---------------------------------------------------------------------   --------------------   -----------------------
24
          ---------------------------------------------------------------------   --------------------   -----------------------
25
          ---------------------------------------------------------------------   --------------------   -----------------------
26
          ---------------------------------------------------------------------   --------------------   -----------------------
27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                         $0                        $0
                                                                                  --------------------   -----------------------

     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                 $0                        $0
                                                                                  --------------------   -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                       $0                        $0
                                                                                  --------------------   -----------------------
30        U.S. Trustee Quarterly Fees                                                              $0                        $0
                                                                                  --------------------   -----------------------
31
          ---------------------------------------------------------------------   --------------------   -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                        $0
                                                                                  --------------------   -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES
       AND REORGANIZATION ITEMS                                                                    $0                        $0
                                                                                  --------------------   -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                     $0                        $0
                                                                                  --------------------   -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                  $0                        $0
                                                                                  --------------------   -----------------------
36
          ---------------------------------------------------------------------   --------------------   -----------------------
37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                        $0
                                                                                  --------------------   -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                         $0                        $0
                                                                                  --------------------   -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                            $0                        $0
                                                                                  --------------------   -----------------------
40        Capital Contributions                                                                    $0                        $0
                                                                                  --------------------   -----------------------
41        Principal Payments                                                                       $0                        $0
                                                                                  --------------------   -----------------------
42
          ---------------------------------------------------------------------   --------------------   -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                        $0
                                                                                  --------------------   -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          $0                        $0
                                                                                  --------------------   -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                               $0                        $0
                                                                                  --------------------   -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                     $0                        $0
                                                                                  ====================   =======================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Finance, Inc.                 CASE NO.        01-53297
                                                          ----------------

                                              CHAPTER 11
                                              MONTHLY OPERATING REPORT
                                              (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Nov-01                     PETITION DATE:   07/02/01
                 ---------                                   ------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
    Dollars reported in       $1

                                                                       END OF CURRENT          END OF PRIOR        AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                           MONTH                  MONTH               FILING
                                                                       --------------          ------------        --------------
    a. Current Assets                                                             $0                    $0
                                                                       --------------          ------------
    b. Total Assets                                                               $0                    $0                    $0
                                                                       --------------          ------------        --------------
    c. Current Liabilities                                                        $0                    $0
                                                                       --------------          ------------
    d. Total Liabilities                                                          $0                    $0                    $0
                                                                       --------------          ------------        --------------

                                                                                                                     CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH           PRIOR MONTH         (CASE TO DATE)
                                                                       --------------          ------------        --------------
    a. Total Receipts                                                             $0                    $0                    $0
                                                                       --------------          ------------        --------------
    b. Total Disbursements                                                        $0                    $0                    $0
                                                                       --------------          ------------        --------------
    c. Excess (Deficiency) of Receipts Over Disbursements (a - b)                 $0                    $0                    $0
                                                                       --------------          ------------        --------------
    d. Cash Balance Beginning of Month                                            $0                    $0                    $0
                                                                       --------------          ------------        --------------
    e. Cash Balance End of Month (c + d)                                          $0                    $0                    $0
                                                                       --------------          ------------        --------------

                                                                                                                     CUMULATIVE
                                                                       CURRENT MONTH           PRIOR MONTH         (CASE TO DATE)
                                                                       --------------          ------------        --------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                    $0                    $0
                                                                       --------------          ------------        --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                    $0
                                                                       --------------          ------------
6.  POST-PETITION LIABILITIES                                                     $0                    $0
                                                                       --------------          ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                    $0
                                                                       --------------          ------------

AT THE END OF THIS REPORTING MONTH:                                                                 YES                  NO
                                                                                                    ---                  --
8.  Have any payments been made on pre-petition debt, other than payments in the normal                                    x
    course to secured creditors or lessors? (if yes, attach listing including date of               ----                  ----
    payment, amount of payment and name of payee)

9.  Have any payments been made to professionals?  (if yes, attach listing including date of                               x
    payment, amount of payment and name of payee)                                                   ----                  ----


10. If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                    ----

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                  x
    attach listing including date of payment, amount and reason for payment, and name of payee)     ----                  ----


12. Is the estate insured for replacement cost of assets and for general liability?                  x
                                                                                                    ----                  ----
13. Are a plan and disclosure statement on file?                                                                           x
                                                                                                    ----                  ----
14. Was there any post-petition borrowing during this reporting period?                                                    x
                                                                                                    ----                  ----

15. Check if paid: Post-petition taxes ___;         U.S. Trustee Quarterly Fees ___; Check if filing is current for: Post-petition
    tax reporting and tax returns:     ___.
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

 Date:    12/18/01            /s/ EUGENE A. REILLY
      -----------------       --------------------------------------------------
                              Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Month Ended   11/30/01

            CURRENT MONTH
--------------------------------------                                                             CUMULATIVE     NEXT MONTH
  ACTUAL        FORECAST     VARIANCE                                                            (CASE TO DATE)    FORECAST
-----------   -----------   ----------                                                            ------------    ----------
                                              REVENUES:
        $0            $0           $0       1   Gross Sales                                                $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0       2   less: Sales Returns & Allowances                           $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0       3   Net Sales                                                  $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0       4   less: Cost of Goods Sold  (Schedule 'B')                   $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0       5   Gross Profit                                               $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0       6   Interest                                                   $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0       7   Other Income:                                              $0            $0
-----------   -----------   ----------                                -------------------------    -----------    ----------
                                            8
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
                                            9
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      10       TOTAL REVENUES                                         $0            $0
-----------   -----------   ----------                                                             -----------    ----------
                                              EXPENSES:
        $0            $0           $0      11   Compensation to Owner(s)/Officer(s)                        $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      12   Salaries                                                   $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      13   Commissions                                                $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      14   Contract Labor                                             $0            $0
-----------   -----------   ----------          Rent/Lease:                                        -----------    ----------
        $0            $0           $0      15       Personal Property                                      $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      16       Real Property                                          $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      17   Insurance                                                  $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      18   Management Fees                                            $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      19   Depreciation                                               $0            $0
-----------   -----------   ----------          Taxes:                                             -----------    ----------
        $0            $0           $0      20      Employer Payroll Taxes                                  $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      21       Real Property Taxes                                    $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      22       Other Taxes                                            $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      23   Other Selling                                              $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      24   Other Administrative                                       $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      25   Interest                                                   $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      26   Other Expenses:                                            $0            $0
-----------   -----------   ----------                                -------------------------    -----------    ----------
        $0            $0           $0      27                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      28                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      29                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      30                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      31                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      32                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      33                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      34                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      35       TOTAL EXPENSES                                         $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      36 SUBTOTAL                                                     $0            $0
-----------   -----------   ----------                                                             -----------    ----------
                                              REORGANIZATION ITEMS:
        $0            $0           $0      37   Professional Fees                                          $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      38   Provisions for Rejected Executory Contracts                $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      39   Interest Earned on Accumulated Cash from                   $0            $0
-----------   -----------   ----------          Resulting Chp 11 Case                              -----------    ----------
        $0            $0           $0      40   Gain or (Loss) from Sale of Equipment                      $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      41   U.S. Trustee Quarterly Fees                                $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      42                                                              $0            $0
-----------   -----------   ----------        -------------------------------------------------    -----------    ----------
        $0            $0           $0      43        TOTAL REORGANIZATION ITEMS                            $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES              $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      45   Federal & State Income Taxes                               $0            $0
-----------   -----------   ----------                                                             -----------    ----------
        $0            $0           $0      46 NET PROFIT (LOSS)                                            $0            $0
===========   ===========   ==========                                                             ===========    ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                        FOR THE MONTH ENDED   11/30/01

    ASSETS
                                                                            FROM SCHEDULES             MARKET VALUE
                                                                            --------------             ------------
       CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                              $0
                                                                                                     -----------------
 2           Cash and cash equivalents - restricted                                                                $0
                                                                                                     -----------------
 3           Accounts receivable (net)                                            A                                $0
                                                                                                     -----------------
 4           Inventory                                                            B                                $0
                                                                                                     -----------------
 5           Prepaid expenses                                                                                      $0
                                                                                                     -----------------
 6           Professional retainers                                                                                $0
                                                                                                     -----------------
 7           Other:                                                                                                $0
                       ---------------------------------------------------                           -----------------
 8
             -------------------------------------------------------------                           -----------------
 9                     TOTAL CURRENT ASSETS                                                                        $0
                                                                                                     -----------------
       PROPERTY AND EQUIPMENT (MARKET VALUE)
10           Real property                                                        C                                $0
                                                                                                     -----------------
11           Machinery and equipment                                              D                                $0
                                                                                                     -----------------
12           Furniture and fixtures                                               D                                $0
                                                                                                     -----------------
13           Office equipment                                                     D                                $0
                                                                                                     -----------------
14           Leasehold improvements                                               D                                $0
                                                                                                     -----------------
15           Vehicles                                                             D                                $0
                                                                                                     -----------------
16           Other:                                                               D                                $0
                       ---------------------------------------------------                           -----------------
17                                                                                D                                $0
             -------------------------------------------------------------                           -----------------
18                                                                                D                                $0
             -------------------------------------------------------------                           -----------------
19                                                                                D                                $0
             -------------------------------------------------------------                           -----------------
20                                                                                D                                $0
             -------------------------------------------------------------                           -----------------
21                     TOTAL PROPERTY AND EQUIPMENT                                                                $0
                                                                                                     -----------------
       OTHER ASSETS

22           Loans to shareholders                                                                                 $0
                                                                                                     -----------------
23           Loans to affiliates                                                                                   $0
                                                                                                     -----------------
24
             -------------------------------------------------------------                           -----------------
25
             -------------------------------------------------------------                           -----------------
26
             -------------------------------------------------------------                           -----------------
27
             -------------------------------------------------------------                           -----------------
28                     TOTAL OTHER ASSETS                                                                          $0
                                                                                                     -----------------
29                     TOTAL ASSETS                                                                                $0
                                                                                                     =================

    NOTE:
           Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION

                CURRENT LIABILITIES

30                        Salaries and wages                                                                      $0
                                                                                                     ----------------
31                        Payroll taxes                                                                           $0
                                                                                                     ----------------
32                        Real and personal property taxes                                                        $0
                                                                                                     ----------------
33                        Income taxes                                                                            $0
                                                                                                     ----------------
34                        Sales taxes                                                                             $0
                                                                                                     ----------------
35                        Notes payable (short term)                                                              $0
                                                                                                     ----------------
36                        Accounts payable (trade)                                A                               $0
                                                                                                     ----------------
37                        Real property lease arrearage                                                           $0
                                                                                                     ----------------
38                        Personal property lease arrearage                                                       $0
                                                                                                     ----------------
39                        Accrued professional fees                                                               $0
                                                                                                     ----------------
40                        Current portion of long-term post-petition debt
                          (due within 12 months)                                                                  $0
                                                                                                     ----------------
41                        Other:                                                                                  $0
                                      ------------------------------------                           ----------------
42
                          ------------------------------------------------                           ----------------
43
                          ------------------------------------------------                           ----------------
44                        TOTAL CURRENT LIABILITIES                                                               $0
                                                                                                     ----------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                              $0
                                                                                                     ----------------
46                        TOTAL POST-PETITION LIABILITIES                                                         $0
                                                                                                     ----------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                        Secured claims                                          F                               $0
                                                                                                     ----------------
48                        Priority unsecured claims                               F                               $0
                                                                                                     ----------------
49                        General unsecured claims                                F                               $0
                                                                                                     ----------------
50                        TOTAL PRE-PETITION LIABILITIES                                                          $0
                                                                                                     ----------------
51                        TOTAL LIABILITIES                                                                       $0
                                                                                                     ----------------
    EQUITY (DEFICIT)

52              Retained Earnings/(Deficit) at time of filing                                                     $0
                                                                                                     ----------------
53              Capital Stock                                                                                     $0
                                                                                                     ----------------
54              Additional paid-in capital                                                                        $0
                                                                                                     ----------------
55              Cumulative profit/(loss) since filing of case                                                     $0
                                                                                                     ----------------
56              Post-petition contributions/(distributions) or (draws)                                            $0
                                                                                                     ----------------
57

                          ------------------------------------------------                           ----------------
58              Market value adjustment                                                                           $0
                                                                                                     ----------------
59                        TOTAL EQUITY (DEFICIT)                                                                  $0
                                                                                                     ----------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                        $0
                                                                                                     ================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                              ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE            PAST DUE
RECEIVABLES AND PAYABLES AGINGS                             [PRE AND POST PETITION]    [POST PETITION]       POST PETITION DEBT
                                                            ----------------------    ----------------       ------------------
  0 -30 Days                                                                $0                      $0
                                                                ---------------        ---------------
  31-60 Days                                                                $0                      $0
                                                                ---------------        ---------------
  61-90 Days                                                                $0                      $0                    $0
                                                                ---------------        ---------------         --------------
  91+ Days                                                                  $0                      $0
                                                                ---------------        ---------------
  Total accounts receivable/payable                                         $0                      $0
                                                                ---------------        ---------------
  Allowance for doubtful accounts                                           $0
                                                                ---------------
  Accounts receivable (net)                                                 $0
                                                                ===============

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                     INVENTORY(IES)
                                       BALANCE AT
                                      END OF MONTH          INVENTORY BEGINNING OF MONTH                                  $0
                                     --------------                                                            --------------
                                                            Add -
  Retail/Restaurants -                                        Net purchase                                                $0
                                                                                                               --------------
    Product for resale                            $0          Direct labor                                                $0
                                   ------------------                                                          --------------
                                                              Manufacturing overhead                                      $0
                                                                                                               --------------
  Distribution -                                              Freight in                                                  $0
                                                                                                               --------------
    Products for resale                           $0          Other:                                                      $0
                                   ------------------                                                          --------------

                                                            ------------------------------------------         --------------
  Manufacturer -
                                                            ------------------------------------------         --------------
    Raw Materials                                 $0
                                   ------------------
    Work-in-progress                              $0        Less -
                                   ------------------
    Finished goods                                $0          Inventory End of Month                                      $0
                                   ------------------                                                          --------------
                                                              Shrinkage                                                   $0
                                                                                                               --------------
  Other - Explain                                 $0          Personal Use                                                $0
                                   ------------------                                                          --------------

  ---------------------------
                                                            Cost of Goods Sold                                            $0
  ---------------------------                                                                                  ==============
      TOTAL                                       $0
                                   ==================

  METHOD OF INVENTORY CONTROL                               INVENTORY VALUATION METHODS
  Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
                  Yes             No
                      ------         ------
  How often do you take a complete physical inventory?      Valuation methods -
                                                               FIFO cost
                                                                                                           ---
    Weekly                                                     LIFO cost
                    ---------                                                                              ---
    Monthly                                                    Lower of cost or market
                    ---------                                                                              ---
    Quarterly                                                  Retail method
                    ---------                                                                              ---
    Semi-annually                                              Other
                    ---------                                                                              ---
    Annually                                                     Explain
                    ---------

Date of last physical inventory was    Not Applicable
                                       -------------------   ----------------------------------------------------------------------

                                                             ----------------------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                       -------------------   ----------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                              COST              MARKET VALUE
                                                                                         ----              ------------
     None                                                                                       $0                     $0
     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------
     Total                                                                                      $0                     $0
                                                                                   ================     ==================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                              COST              MARKET VALUE
                                                                                         ----              ------------
Machinery & Equipment -
     None                                                                                       $0                     $0
     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------
     Total                                                                                      $0                     $0
                                                                                   ================     ==================
Furniture & Fixtures -
     None                                                                                       $0                     $0
     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------
     Total                                                                                      $0                     $0
                                                                                   ================     ==================
Office Equipment -
     None                                                                                       $0                     $0
     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------
     Total                                                                                      $0                     $0
                                                                                   ================     ==================
Leasehold Improvements -
     None                                                                                       $0                     $0
     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------
     Total                                                                                      $0                     $0
                                                                                   ================     ==================
Vehicles -
     None                                                                                       $0                     $0
     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------

     ----------------------------------------------------                          ----------------     ------------------
     Total                                                                                      $0                     $0
                                                                                   ================     ==================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                          0-30 DAYS      31-60 DAYS      61-90 DAYS      91+ DAYS           TOTAL
                                                       ---------      ----------      ----------      --------           -----
FEDERAL
     Income Tax Withholding                                    $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     FICA - Employee                                           $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     FICA - Employer                                           $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Unemployment (FUTA)                                       $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Income                                                    $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Other (Attach List)                                       $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
TOTAL FEDERAL TAXES                                            $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
STATE AND LOCAL
     Income Tax Withholding                                    $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Unemployment (UT)                                         $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Disability Insurance (DI)                                 $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Empl. Training Tax (ETT)                                  $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Sales                                                     $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Excise                                                    $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Real property                                             $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Personal property                                         $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Income                                                    $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
     Other (Attach List)                                       $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
TOTAL STATE & LOCAL TAXES                                      $0               $0             $0             $0               $0
                                                    --------------  --------------- -------------- --------------    -------------
TOTAL TAXES                                                    $0               $0             $0             $0               $0
                                                    ==============  =============== ============== ==============    =============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                      CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           AMOUNT            AMOUNT(b)
-------------------------------------------                                           -------           -------
     Secured claims  (a)                                                                      $0                $0
                                                                                  ---------------   ---------------
     Priority claims other than taxes                                                         $0                $0
                                                                                  ---------------   ---------------
     Priority tax claims                                                                      $0                $0
                                                                                  ---------------   ---------------
     General unsecured claims                                                                 $0                $0
                                                                                  ---------------   ---------------

       (a)    List total amount of claims even if under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1       ACCOUNT 2      ACCOUNT 3     ACCOUNT 4
                                                    ---------       ---------      ---------     ---------
Bank                                                   None
                                                 ---------------  -------------- ------------- -------------
Account Type
                                                 ---------------  -------------- ------------- -------------
Account No.
                                                 ---------------  -------------- ------------- -------------
Account Purpose
                                                 ---------------  -------------- ------------- -------------
Balance, End of Month
                                                 ---------------  -------------- ------------- -------------
Total Funds on Hand for all Accounts                         $0
                                                 ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   11/30/01
                                             ----------

                                                                                            Actual                   Cumulative
                                                                                         Current Month              (Case to Date)
                                                                                        ----------------           ---------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                                  $0                        $0
                                                                                        ----------------           ---------------
2             Cash Received from Sales                                                               $0                        $0
                                                                                        ----------------           ---------------
3             Interest Received                                                                      $0                        $0
                                                                                        ----------------           ---------------
4             Borrowings                                                                             $0                        $0
                                                                                        ----------------           ---------------
5             Funds from Shareholders, Partners, or Other Insiders                                   $0                        $0
                                                                                        ----------------           ---------------
6             Capital Contributions                                                                  $0                        $0
                                                                                        ----------------           ---------------
7
              -------------------------------------------------------------             ----------------           ---------------
8
              -------------------------------------------------------------             ----------------           ---------------
9
              -------------------------------------------------------------             ----------------           ---------------
10
              -------------------------------------------------------------             ----------------           ---------------
11
              -------------------------------------------------------------             ----------------           ---------------
12                  TOTAL CASH RECEIPTS                                                              $0                        $0
                                                                                        ----------------           ---------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                                 $0                        $0
                                                                                        ----------------           ---------------
14            Selling                                                                                $0                        $0
                                                                                        ----------------           ---------------
15            Administrative                                                                         $0                        $0
                                                                                        ----------------           ---------------
16            Capital Expenditures                                                                   $0                        $0
                                                                                        ----------------           ---------------
17            Principal Payments on Debt                                                             $0                        $0
                                                                                        ----------------           ---------------
18            Interest Paid                                                                          $0                        $0
                                                                                        ----------------           ---------------
              Rent/Lease:
19                  Personal Property                                                                $0                        $0
                                                                                        ----------------           ---------------
20                  Real Property                                                                    $0                        $0
                                                                                        ----------------           ---------------
              Amount Paid to Owner(s)/Officer(s)
21                  Salaries                                                                         $0                        $0
                                                                                        ----------------           ---------------
22                  Draws                                                                            $0                        $0
                                                                                        ----------------           ---------------
23                  Commissions/Royalties                                                            $0                        $0
                                                                                        ----------------           ---------------
24                  Expense Reimbursements                                                           $0                        $0
                                                                                        ----------------           ---------------
25                  Other                                                                            $0                        $0
                                                                                        ----------------           ---------------
26            Salaries/Commissions (less employee withholding)                                       $0                        $0
                                                                                        ----------------           ---------------
27            Management Fees                                                                        $0                        $0
                                                                                        ----------------           ---------------
              Taxes:
28                  Employee Withholding                                                             $0                        $0
                                                                                        ----------------           ---------------
29                  Employer Payroll Taxes                                                           $0                        $0
                                                                                        ----------------           ---------------
30                  Real Property Taxes                                                              $0                        $0
                                                                                        ----------------           ---------------
31                  Other Taxes                                                                      $0                        $0
                                                                                        ----------------           ---------------
32            Other Cash Outflows:                                                                   $0                        $0
                                                                                        ----------------           ---------------
33
                    -------------------------------------------------------             ----------------           ---------------
34
                    -------------------------------------------------------             ----------------           ---------------
35
                    -------------------------------------------------------             ----------------           ---------------
36
                    -------------------------------------------------------             ----------------           ---------------
37
                    -------------------------------------------------------             ----------------           ---------------
38                  TOTAL CASH DISBURSEMENTS:                                                        $0                        $0
                                                                                        ----------------           ---------------
39   NET INCREASE (DECREASE) IN CASH                                                                 $0                        $0
                                                                                        ----------------           ---------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                               $0                        $0
                                                                                        ----------------           ---------------
41   CASH BALANCE, END OF PERIOD                                                                     $0                        $0
                                                                                        ================           ===============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED   11/30/01

                                                                                                         ACTUAL         CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH    (CASE TO DATE)
                                                                                                     -------------    --------------
1            Cash Received from Sales                                                                           $0              $0
                                                                                                    ---------------   -------------
2            Rent/Leases Collected                                                                              $0              $0
                                                                                                    ---------------   -------------
3            Interest Received                                                                                  $0              $0
                                                                                                    ---------------   -------------
4            Cash Paid to Suppliers                                                                             $0              $0
                                                                                                    ---------------   -------------
5            Cash Paid for Selling Expenses                                                                     $0              $0
                                                                                                    ---------------   -------------
6            Cash Paid for Administrative Expenses                                                              $0              $0
                                                                                                    ---------------   -------------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                             $0              $0
                                                                                                    ---------------   -------------
8                 Real Property                                                                                 $0              $0
                                                                                                    ---------------   -------------
9            Cash Paid for Interest                                                                             $0              $0
                                                                                                    ---------------   -------------
10           Cash Paid for Net Payroll and Benefits                                                             $0              $0
                                                                                                    ---------------   -------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                                      $0              $0
                                                                                                    ---------------   -------------
12                Draws                                                                                         $0              $0
                                                                                                    ---------------   -------------
13                Commissions/Royalties                                                                         $0              $0
                                                                                                    ---------------   -------------
14                Expense Reimbursements                                                                        $0              $0
                                                                                                    ---------------   -------------
15                Other                                                                                         $0              $0
                                                                                                    ---------------   -------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                          $0              $0
                                                                                                    ---------------   -------------
17                Employee Withholdings                                                                         $0              $0
                                                                                                    ---------------   -------------
18                Real Property Taxes                                                                           $0              $0
                                                                                                    ---------------   -------------
19                Other Taxes                                                                                   $0              $0
                                                                                                    ---------------   -------------
20           Cash Paid for General Expenses                                                                     $0              $0
                                                                                                    ---------------   -------------
21
             ---------------------------------------------------------------------------------      ---------------   -------------
22
             ---------------------------------------------------------------------------------      ---------------   -------------
23
             ---------------------------------------------------------------------------------      ---------------   -------------
24
             ---------------------------------------------------------------------------------      ---------------   -------------
25
             ---------------------------------------------------------------------------------      ---------------   -------------
26
             ---------------------------------------------------------------------------------      ---------------   -------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                  $0              $0
                                                                                                    ---------------   -------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28           Interest Received on Cash Accumulated Due to Chp 11 Case                                           $0              $0
                                                                                                    ---------------   -------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                                 $0              $0
                                                                                                    ---------------   -------------
30           U.S. Trustee Quarterly Fees                                                                        $0              $0
                                                                                                    ---------------   -------------
31
             ---------------------------------------------------------------------------------      ---------------   -------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                              $0              $0
                                                                                                    ---------------   -------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                                $0              $0
                                                                                                    ---------------   -------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures                                                                               $0              $0
                                                                                                    ---------------   -------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                            $0              $0
                                                                                                    ---------------   -------------
36
             ---------------------------------------------------------------------------------      ---------------   -------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                              $0              $0
                                                                                                    ---------------   -------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)                                                                   $0              $0
                                                                                                    ---------------   -------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                                      $0              $0
                                                                                                    ---------------   -------------
40           Capital Contributions                                                                              $0              $0
                                                                                                    ---------------   -------------
41           Principal Payments                                                                                 $0              $0
                                                                                                    ---------------   -------------
42
             ---------------------------------------------------------------------------------      ---------------   -------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                              $0              $0
                                                                                                    ---------------   -------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                      $0              $0
                                                                                                    ---------------   -------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                           $0              $0
                                                                                                    ---------------   -------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                 $0              $0
                                                                                                    ===============   =============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA



In re:  Metricom Investments DC, Inc.              CASE NO.                                 01-53302
                                                                                     -----------------------
                                                   CHAPTER 11
                                                   MONTHLY OPERATING REPORT
                                                  (GENERAL BUSINESS CASE)
-------------------------------------------------

                                                SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:       Nov-01                            PETITION DATE:         07/02/01
                  ---------------                                         ------------------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating
    Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of
    Accounting for the Debtor).
    Dollars reported in   $1
                          --




                                                                            END OF                END OF            AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                        CURRENT MONTH          PRIOR MONTH             FILING
                                                                         -------------          -----------             ------

    a.  Current Assets                                                                 $0                  $0
                                                                         -----------------     ---------------
    b.  Total Assets                                                                   $0                  $0                   $0
                                                                         -----------------     ----------------     ---------------
    c.  Current Liabilities                                                            $0                  $0
                                                                         -----------------     ---------------
    d.  Total Liabilities                                                              $0                  $0                   $0
                                                                         -----------------     ---------------      ---------------

                                                                                                                       CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH         PRIOR MONTH          (CASE TO DATE)
                                                                         -------------         -----------          ---------------

    a.  Total Receipts                                                                 $0                  $0                   $0
                                                                         -----------------     ---------------      ---------------
    b.  Total Disbursements                                                            $0                  $0                   $0
                                                                         -----------------     ---------------      ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                     $0                  $0                   $0
                                                                         -----------------     ---------------      ---------------
    d.  Cash Balance Beginning of Month                                                $0                  $0                   $0
                                                                         -----------------     ---------------      ---------------
    e.  Cash Balance End of Month (c + d)                                              $0                  $0                   $0
                                                                         -----------------     ---------------      ---------------


                                                                                                                      CUMULATIVE
                                                                         CURRENT MONTH         PRIOR MONTH          (CASE TO DATE)
                                                                         -------------         -----------          --------------

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                     $0                   $0                  $0
                                                                         -----------------     ----------------     ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                        $0                   $0
                                                                         -----------------     ----------------
6.  POST-PETITION LIABILITIES                                                          $0                   $0
                                                                         -----------------     ----------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                             $0                   $0
                                                                         -----------------     ----------------





AT THE END OF THIS REPORTING MONTH:                                                                     YES                  NO
                                                                                                        ---                  --
8.   Have any payments been made on pre-petition debt, other than payments in the normal                                     x
     course to secured creditors or lessors? (if yes, attach listing including date of               -------------     -------------
     payment, amount of payment and name of payee)

9.   Have any payments been made to professionals?  (if yes, attach listing including date of                                x
     payment, amount of payment and name of payee)                                                   -------------     -------------

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                     -------------

11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                   x
     attach listing including date of payment, amount and reason for payment, and name of payee)     -------------     -------------

12.  Is the estate insured for replacement cost of assets and for general liability?                      x
                                                                                                     -------------
13.  Are a plan and disclosure statement on file?                                                                            x
                                                                                                     -------------     -------------
14.  Was there any post-petition borrowing during this reporting period?                                                     x
                                                                                                     -------------     -------------
15.  Check if paid: Post-petition taxes     ;     U.S. Trustee Quarterly Fees      ;  Check if filing is current for: Post-petition
                                        ----                                ------
     tax reporting and tax returns:          .
                                        ----
     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
     Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)



I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/18/01                         /s/ EUGENE A. REILLY
     ----------------------            ----------------------------------------
                                       Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 11/30/01
                                             -----------


                              CURRENT MONTH
---------------------------------------------------------------------------
                                                                                                      CUMULATIVE      NEXT MONTH
  ACTUAL           FORECAST         VARIANCE                                                        (CASE TO DATE)     FORECAST
  ------           --------         --------                                                        --------------      --------
                                                          REVENUES:
           $0               $0               $0       1   Gross Sales                                          $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0       2   less: Sales Returns & Allowances                     $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0       3   Net Sales                                            $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0       4   less: Cost of Goods Sold    (Schedule 'B')           $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0       5   Gross Profit                                         $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0       6   Interest                                             $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0       7   Other Income:                                        $0              $0
--------------   --------------   --------------                       -----------------------------    ----------    ------------
                                                      8
--------------   --------------   --------------          ------------------------------------------    ----------    ------------
                                                      9
--------------   --------------   --------------          ------------------------------------------    ----------    ------------
           $0               $0               $0      10   TOTAL REVENUES                                       $0              $0
--------------   --------------   --------------                                                        ----------    ------------
                                                        EXPENSES:
           $0               $0               $0      11   Compensation to Owner(s)/Officer(s)                  $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      12   Salaries                                             $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      13   Commissions                                          $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      14   Contract Labor                                       $0              $0
--------------   --------------   --------------                                                        ----------    ------------
                                                          Rent/Lease:
           $0               $0               $0      15       Personal Property                                $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      16       Real Property                                    $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      17   Insurance                                            $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      18   Management Fees                                      $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      19   Depreciation                                         $0              $0
--------------   --------------   --------------                                                        ----------    ------------
                                                          Taxes:
           $0               $0               $0      20       Employer Payroll Taxes                           $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      21       Real Property Taxes                              $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      22       Other Taxes                                      $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      23   Other Selling                                        $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      24   Other Administrative                                 $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      25   Interest                                             $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      26   Other Expenses:                                      $0              $0
--------------   --------------   --------------                        ----------------------------    ----------    ------------
           $0               $0               $0      27                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      28                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      29                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      30                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      31                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      32                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      33                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      34                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      35       TOTAL EXPENSES                                   $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      36 SUBTOTAL                                               $0              $0
--------------   --------------   --------------                                                        ----------    ------------
                                                        REORGANIZATION ITEMS:
           $0               $0               $0      37 Professional Fees                                      $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      38 Provisions for Rejected Executory Contracts            $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      39 Interest Earned on Accumulated Cash from               $0              $0
--------------   --------------   --------------        Resulting Chp 11 Case                           ----------    ------------

           $0               $0               $0      40 Gain or (Loss) from Sale of Equipment                  $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      41 U.S. Trustee Quarterly Fees                            $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      42                                                        $0              $0
--------------   --------------   --------------        --------------------------------------------    ----------    ------------
           $0               $0               $0      43     TOTAL REORGANIZATION ITEMS                         $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      45 Federal & State Income Taxes                           $0              $0
--------------   --------------   --------------                                                        ----------    ------------
           $0               $0               $0      46 NET PROFIT (LOSS)                                      $0              $0
==============   ==============   ==============                                                        ==========    ============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 11/30/01
                                             ----------


  ASSETS
                                                                          FROM SCHEDULES             MARKET VALUE
                                                                          --------------             ------------
        CURRENT ASSETS

 1              Cash and cash equivalents - unrestricted                                                            $0
                                                                                                 ----------------------
 2              Cash and cash equivalents - restricted                                                              $0
                                                                                                 ----------------------
 3              Accounts receivable (net)                                         A                                 $0
                                                                                                 ----------------------
 4              Inventory                                                         B                                 $0
                                                                                                 ----------------------
 5              Prepaid expenses                                                                                    $0
                                                                                                 ----------------------
 6              Professional retainers                                                                              $0
                                                                                                 ----------------------
 7              Other:                                                                                              $0
                          -------------------------------------------------                      ----------------------
 8
                -----------------------------------------------------------                      ----------------------
 9                        TOTAL CURRENT ASSETS                                                                      $0
                                                                                                 ----------------------
        PROPERTY AND EQUIPMENT (MARKET VALUE)
10              Real property                                                     C                                 $0
                                                                                                 ----------------------
11              Machinery and equipment                                           D                                 $0
                                                                                                 ----------------------
12              Furniture and fixtures                                            D                                 $0
                                                                                                 ----------------------
13              Office equipment                                                  D                                 $0
                                                                                                 ----------------------
14              Leasehold improvements                                            D                                 $0
                                                                                                 ----------------------
15              Vehicles                                                          D                                 $0
                                                                                                 ----------------------
16              Other:                                                            D                                 $0
                          -------------------------------------------------                      ----------------------
17                                                                                D                                 $0
                -----------------------------------------------------------                      ----------------------
18                                                                                D                                 $0
                -----------------------------------------------------------                      ----------------------
19                                                                                D                                 $0
                -----------------------------------------------------------                      ----------------------
20                                                                                D                                 $0
                -----------------------------------------------------------                      ----------------------
21                        TOTAL PROPERTY AND EQUIPMENT                                                              $0
                                                                                                 ----------------------
        OTHER ASSETS
22              Loans to shareholders                                                                               $0
                                                                                                 ----------------------
23              Loans to affiliates                                                                                 $0
                                                                                                 ----------------------
24
                -----------------------------------------------------------                      ----------------------
25
                -----------------------------------------------------------                      ----------------------
26
                -----------------------------------------------------------                      ----------------------
27
                -----------------------------------------------------------                      ----------------------
28                        TOTAL OTHER ASSETS                                                                        $0
                                                                                                 ----------------------
29                        TOTAL ASSETS                                                                              $0
                                                                                                 ======================


NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)



      LIABILITIES FROM SCHEDULES
          POST-PETITION
              CURRENT LIABILITIES
 30              Salaries and wages                                                                                            $0
                                                                                                       ---------------------------
 31              Payroll taxes                                                                                                 $0
                                                                                                       ---------------------------
 32              Real and personal property taxes                                                                              $0
                                                                                                       ---------------------------
 33              Income taxes                                                                                                  $0
                                                                                                       ---------------------------
 34              Sales taxes                                                                                                   $0
                                                                                                       ---------------------------
 35              Notes payable (short term)                                                                                    $0
                                                                                                       ---------------------------
 36              Accounts payable (trade)                                                   A                                  $0
                                                                                                       ---------------------------
 37              Real property lease arrearage                                                                                 $0
                                                                                                       ---------------------------
 38              Personal property lease arrearage                                                                             $0
                                                                                                       ---------------------------
 39              Accrued professional fees                                                                                     $0
                                                                                                       ---------------------------
 40              Current portion of long-term post-petition debt (due within 12 months)                                        $0
                                                                                                       ---------------------------
 41              Other:                                                                                                        $0
                             ---------------------------------------------------                       ---------------------------
 42
                 ---------------------------------------------------------------                       ---------------------------
 43
                 ---------------------------------------------------------------                       ---------------------------
 44              TOTAL CURRENT LIABILITIES                                                                                     $0
                                                                                                       ---------------------------
 45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                             $0
                                                                                                       ---------------------------
 46               TOTAL POST-PETITION LIABILITIES                                                                              $0
                                                                                                       ---------------------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
 47              Secured claims                                                             F                                  $0
                                                                                                       ---------------------------
 48              Priority unsecured claims                                                  F                                  $0
                                                                                                       ---------------------------
 49              General unsecured claims                                                   F                                  $0
                                                                                                       ---------------------------
 50              TOTAL PRE-PETITION LIABILITIES                                                                                $0
                                                                                                       ---------------------------
 51              TOTAL LIABILITIES                                                                                             $0
                                                                                                       ---------------------------
      EQUITY (DEFICIT)
 52         Retained Earnings/(Deficit) at time of filing                                                                      $0
                                                                                                       ---------------------------
 53         Capital Stock                                                                                                      $0
                                                                                                       ---------------------------
 54         Additional paid-in capital                                                                                         $0
                                                                                                       ---------------------------
 55         Cumulative profit/(loss) since filing of case                                                                      $0
                                                                                                       ---------------------------
 56         Post-petition contributions/(distributions) or (draws)                                                             $0
                                                                                                       ---------------------------
 57
            ---------------------------------------------------------------                            ---------------------------
 58         Market value adjustment                                                                                            $0
                                                                                                       ---------------------------
 59              TOTAL EQUITY (DEFICIT)                                                                                        $0
                                                                                                       ---------------------------
 60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                   $0
                                                                                                       ============================


                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A
                      Accounts Receivable and (Net) Payable



RECEIVABLES AND PAYABLES AGINGS                  ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE              PAST DUE
                                               [PRE AND POST PETITION]       [POST PETITION]         POST PETITION DEBT
                                               -----------------------       ---------------         ------------------
     0 -30 Days                                                 $0                      $0
                                                  -----------------      ------------------
     31-60 Days                                                 $0                      $0
                                                  -----------------      ------------------
     61-90 Days                                                 $0                      $0                           $0
                                                  -----------------      -------------------        --------------------
     91+ Days                                                   $0                      $0
                                                  -----------------      ------------------
     Total accounts receivable/payable                          $0                      $0
                                                  -----------------      ==================
     Allowance for doubtful accounts                            $0
                                                  -----------------
     Accounts receivable (net)                                  $0
                                                  =================




                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)               INVENTORY(IES)        COST OF GOODS SOLD
----------------------------------                BALANCE AT           ------------------
                                                 END OF MONTH
                                                 ------------

                                                                      INVENTORY BEGINNING OF MONTH                           $0
                                                                                                            ---------------------
                                                                       Add -
     Retail/Restaurants -                                                Net purchase                                         $0
                                                                                                            ---------------------
       Product for resale                                  $0            Direct labor                                         $0
                                        ----------------------                                              ---------------------
                                                                         Manufacturing overhead                               $0
                                                                                                            ---------------------
     Distribution -                                                      Freight in                                           $0
                                                                                                            ---------------------
       Products for resale                                 $0            Other:                                               $0
                                        ----------------------                                              ---------------------

                                                                     --------------------------------       ---------------------
     Manufacturer -
                                                                     --------------------------------       ---------------------
       Raw Materials                                       $0
                                        ----------------------
       Work-in-progress                                    $0        Less -
                                        ----------------------
       Finished goods                                      $0          Inventory End of Month                                 $0
                                        ----------------------                                              ---------------------
                                                                       Shrinkage                                              $0
                                                                                                            ---------------------
     Other - Explain                                       $0          Personal Use                                           $0
                                        ----------------------                                              ---------------------

     ----------------------------
                                                                       Cost of Goods Sold                                     $0
     -----------------------------                                                                          =====================
         TOTAL                                             $0
                                         =====================


     METHOD OF INVENTORY CONTROL                                         INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.
                     Yes             No
                         ------         --------
     How often do you take a complete physical inventory?                Valuation methods -
                                                                             FIFO cost
                                                                                                                         ---
       Weekly                                                                LIFO cost
                               ---------                                                                                 ---
       Monthly                                                               Lower of cost or market
                               ---------                                                                                 ---
       Quarterly                                                             Retail method
                               ---------                                                                                 ---
       Semi-annually                                                         Other
                               ---------                                                                                 ---
       Annually                                                                Explain
                               ---------
Date of last physical inventory was     Not Applicable
                                        ------------------------         -----------------------------------------------------

                                                                         -----------------------------------------------------
Date of next physical inventory is      Not Applicable
                                        ------------------------         -----------------------------------------------------


                                   SCHEDULE C
                                  REAL PROPERTY


Description                                                                             COST                  MARKET VALUE
                                                                                        ----                  ------------
        None                                                                                     $0                         $0
        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------
        Total                                                                                    $0                         $0
                                                                                 ===================     ======================



                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                                                             COST                  MARKET VALUE
                                                                                        ----                  ------------
Machinery & Equipment -

        None                                                                                     $0                         $0
        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------
        Total                                                                                    $0                         $0
                                                                                 ===================     ======================
Furniture & Fixtures -
        None                                                                                     $0                         $0
        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------
        Total                                                                                    $0                         $0
                                                                                 ===================     ======================
Office Equipment -
        None                                                                                     $0                         $0
        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------
        Total                                                                                    $0                         $0
                                                                                 ===================     ======================
Leasehold Improvements -
        None                                                                                     $0                         $0
        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------
        Total                                                                                    $0                         $0
                                                                                 ===================     ======================
Vehicles -
        None                                                                                     $0                         $0
        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------

        -------------------------------------------------------                  -------------------     ----------------------
        Total                                                                                    $0                         $0
                                                                                 ===================     ======================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                            0-30 DAYS          31-60 DAYS         61-90 DAYS         91+ DAYS           TOTAL
                                         ---------          ----------         ----------         --------           -----

Federal
         Income Tax Withholding                     $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         FICA - Employee                            $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         FICA - Employer                            $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Unemployment (FUTA)                        $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Income                                     $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Other (Attach List)                        $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
TOTAL FEDERAL TAXES                                 $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
STATE AND LOCAL
         Income Tax Withholding                     $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Unemployment (UT)                          $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Disability Insurance (DI)                  $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Empl. Training Tax (ETT)                   $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Sales                                      $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Excise                                     $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Real property                              $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Personal property                          $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Income                                     $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
         Other (Attach List)                        $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
TOTAL STATE & LOCAL TAXES                           $0                  $0                $0                $0                 $0
                                        ---------------    ----------------   ---------------   ---------------    ---------------
TOTAL TAXES                                         $0                  $0                $0                $0                 $0
                                        ===============    ================   ===============   ===============    ===============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
-------------------------------------------


                                                                                      CLAIMED                      ALLOWED
                                                                                       AMOUNT                     AMOUNT (b)
                                                                                       ------                     ----------
         Secured claims  (a)                                                                        $0                     $0
                                                                                   --------------------     ------------------
         Priority claims other than taxes                                                           $0                     $0
                                                                                   --------------------     ------------------
         Priority tax claims                                                                        $0                     $0
                                                                                   --------------------     ------------------
         General unsecured claims                                                                   $0                     $0
                                                                                   --------------------     ------------------


         (a)   List total amount of claims even if under secured.
         (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH



                                                    ACCOUNT 1             ACCOUNT 2             ACCOUNT 3           ACCOUNT 4
                                                    ---------             ---------             ---------           ---------
Bank                                                  None
                                               --------------------  ---------------------  -------------------  -----------------
Account Type
                                               --------------------  ---------------------  -------------------  -----------------
Account No.
                                               --------------------  ---------------------  -------------------  -----------------
Account Purpose
                                               --------------------  ---------------------  -------------------  -----------------
Balance, End of Month
                                               --------------------  ---------------------  -------------------  -----------------
Total Funds on Hand for all Accounts                            $0
                                               ====================



Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/01
                                             -------------


                                                                                          Actual                Cumulative
                                                                                      Current Month            (Case to Date)
                                                                                      -------------            --------------

     CASH RECEIPTS
1             Rent/Leases Collected                                                                $0                        $0
                                                                                ----------------------       -------------------
2             Cash Received from Sales                                                             $0                        $0
                                                                                ----------------------       -------------------
3             Interest Received                                                                    $0                        $0
                                                                                ----------------------       -------------------
4             Borrowings                                                                           $0                        $0
                                                                                ----------------------       -------------------
5             Funds from Shareholders, Partners, or Other Insiders                                 $0                        $0
                                                                                ----------------------       -------------------
6             Capital Contributions                                                                $0                        $0
                                                                                ----------------------       -------------------
7
              ----------------------------------------------------------        ----------------------       -------------------
8
              ----------------------------------------------------------        ----------------------       -------------------
9
              ----------------------------------------------------------        ----------------------       -------------------
10
              ----------------------------------------------------------        ----------------------       -------------------
11
              ----------------------------------------------------------        ----------------------       -------------------
12                  TOTAL CASH RECEIPTS                                                            $0                        $0
                                                                                ----------------------       -------------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                               $0                        $0
                                                                                ----------------------       -------------------
14            Selling                                                                              $0                        $0
                                                                                ----------------------       -------------------
15            Administrative                                                                       $0                        $0
                                                                                ----------------------       -------------------
16            Capital Expenditures                                                                 $0                        $0
                                                                                ----------------------       -------------------
17            Principal Payments on Debt                                                           $0                        $0
                                                                                ----------------------       -------------------
18            Interest Paid                                                                        $0                        $0
                                                                                ----------------------       -------------------
              Rent/Lease:
19                  Personal Property                                                              $0                        $0
                                                                                ----------------------       -------------------
20                  Real Property                                                                  $0                        $0
                                                                                ----------------------       -------------------
              Amount Paid to Owner(s)/Officer(s)
21                  Salaries                                                                       $0                        $0
                                                                                ----------------------       -------------------
22                  Draws                                                                          $0                        $0
                                                                                ----------------------       -------------------
23                  Commissions/Royalties                                                          $0                        $0
                                                                                ----------------------       -------------------
24                  Expense Reimbursements                                                         $0                        $0
                                                                                ----------------------       -------------------
25                  Other                                                                          $0                        $0
                                                                                ----------------------       -------------------
26            Salaries/Commissions (less employee withholding)                                     $0                        $0
                                                                                ----------------------       -------------------
27            Management Fees                                                                      $0                        $0
                                                                                ----------------------       -------------------
              Taxes:
28                  Employee Withholding                                                           $0                        $0
                                                                                ----------------------       -------------------
29                  Employer Payroll Taxes                                                         $0                        $0
                                                                                ----------------------       -------------------
30                  Real Property Taxes                                                            $0                        $0
                                                                                ----------------------       -------------------
31                  Other Taxes                                                                    $0                        $0
                                                                                ----------------------       -------------------
32            Other Cash Outflows:                                                                 $0                        $0
                                                                                ----------------------       -------------------
33
                    ----------------------------------------------------        ----------------------       -------------------
34
                    ----------------------------------------------------        ----------------------       -------------------
35
                    ----------------------------------------------------        ----------------------       -------------------
36
                    ----------------------------------------------------        ----------------------       -------------------
37
                    ----------------------------------------------------        ----------------------       -------------------
38                  TOTAL CASH DISBURSEMENTS:                                                      $0                        $0
                                                                                ----------------------       -------------------
39   NET INCREASE (DECREASE) IN CASH                                                               $0                        $0
                                                                                ----------------------       -------------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                             $0                        $0
                                                                                ----------------------       -------------------
41   CASH BALANCE, END OF PERIOD                                                                   $0                        $0
                                                                                ======================       ===================


                             STATEMENT OF CASH FLOWS
           (Optional) Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 11/30/01
                                             ------------


      CASH FLOWS FROM OPERATING ACTIVITIES                                                    ACTUAL              CUMULATIVE
                                                                                          CURRENT MONTH         (CASE TO DATE)
                                                                                          -------------         --------------
1            Cash Received from Sales                                                                  $0                    $0
                                                                                        ------------------   -------------------
2            Rent/Leases Collected                                                                     $0                    $0
                                                                                        ------------------   -------------------
3            Interest Received                                                                         $0                    $0
                                                                                        ------------------   -------------------
4            Cash Paid to Suppliers                                                                    $0                    $0
                                                                                        ------------------   -------------------
5            Cash Paid for Selling Expenses                                                            $0                    $0
                                                                                        ------------------   -------------------
6            Cash Paid for Administrative Expenses                                                     $0                    $0
                                                                                        ------------------   -------------------
             Cash Paid for Rents/Leases:
7                 Personal Property                                                                    $0                    $0
                                                                                        ------------------   -------------------
8                 Real Property                                                                        $0                    $0
                                                                                        ------------------   -------------------
9            Cash Paid for Interest                                                                    $0                    $0
                                                                                        ------------------   -------------------
10           Cash Paid for Net Payroll and Benefits                                                    $0                    $0
                                                                                        ------------------   -------------------
             Cash Paid to Owner(s)/Officer(s)
11                Salaries                                                                             $0                    $0
                                                                                        ------------------   -------------------
12                Draws                                                                                $0                    $0
                                                                                        ------------------   -------------------
13                Commissions/Royalties                                                                $0                    $0
                                                                                        ------------------   -------------------
14                Expense Reimbursements                                                               $0                    $0
                                                                                        ------------------   -------------------
15                Other                                                                                $0                    $0
                                                                                        ------------------   -------------------
             Cash Paid for Taxes Paid/Deposited to Tax Acct.
16                Employer Payroll Tax                                                                 $0                    $0
                                                                                        ------------------   -------------------
17                Employee Withholdings                                                                $0                    $0
                                                                                        ------------------   -------------------
18                Real Property Taxes                                                                  $0                    $0
                                                                                        ------------------   -------------------
19                Other Taxes                                                                          $0                    $0
                                                                                        ------------------   -------------------
20           Cash Paid for General Expenses                                                            $0                    $0
                                                                                        ------------------   -------------------
21
             -------------------------------------------------------------------        ------------------   -------------------
22
             -------------------------------------------------------------------        ------------------   -------------------
23
             -------------------------------------------------------------------        ------------------   -------------------
24
             -------------------------------------------------------------------        ------------------   -------------------
25
             -------------------------------------------------------------------        ------------------   -------------------
26
             -------------------------------------------------------------------        ------------------   -------------------
27                NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
                      BEFORE REORGANIZATION ITEMS                                                      $0                    $0
                                                                                        ------------------   -------------------
      CASH FLOWS FROM REORGANIZATION ITEMS
28           Interest Received on Cash Accumulated Due to Chp 11 Case                                  $0                    $0
                                                                                        ------------------   -------------------
29           Professional Fees Paid for Services in Connection with Chp 11 Case                        $0                    $0
                                                                                        ------------------   -------------------
30           U.S. Trustee Quarterly Fees                                                               $0                    $0
                                                                                        ------------------   -------------------
31
             -------------------------------------------------------------------        ------------------   -------------------
32                NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                     $0                    $0
                                                                                        ------------------   -------------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                       $0                    $0
                                                                                        ------------------   -------------------
      CASH FLOWS FROM INVESTING ACTIVITIES
34           Capital Expenditures                                                                      $0                    $0
                                                                                        ------------------   -------------------
35           Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $0                    $0
                                                                                        ------------------   -------------------
36
             -------------------------------------------------------------------        ------------------   -------------------
37                NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                     $0                    $0
                                                                                        ------------------   -------------------
      CASH FLOWS FROM FINANCING ACTIVITIES
38           Net Borrowings (Except Insiders)                                                          $0                    $0
                                                                                        ------------------   -------------------
39           Net Borrowings from Shareholders, Partners, or Other Insiders                             $0                    $0
                                                                                        ------------------   -------------------
40           Capital Contributions                                                                     $0                    $0
                                                                                        ------------------   -------------------
41           Principal Payments                                                                        $0                    $0
                                                                                        ------------------   -------------------
42
             -------------------------------------------------------------------        ------------------   -------------------
43                NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                     $0                    $0
                                                                                        ------------------   -------------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                             $0                    $0
                                                                                        ------------------   -------------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                  $0                    $0
                                                                                        ------------------   -------------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                        $0                    $0
                                                                                        ==================   ===================

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.              CASE NO.  01-53301
                                                         ----------------

                                               CHAPTER 11
                                               MONTHLY OPERATING REPORT
                                               (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS


    MONTH ENDED:   Nov-01                   PETITION DATE:   07/02/01
                ------------                              -------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

        Dollars reported in        $1
                                   --

                                                                      END OF CURRENT       END OF PRIOR           AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                          MONTH               MONTH                  FILING
                                                                      --------------       ------------           --------------
    a.  Current Assets                                                            $0                 $0
                                                                      ---------------      -------------
    b.  Total Assets                                                              $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    c.  Current Liabilities                                                       $0                 $0
                                                                      ---------------      -------------
    d.  Total Liabilities                                                         $0                 $0                      $0
                                                                      ---------------      -------------          --------------

                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH               CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)
                                                                       -------------        -----------           --------------

    a.  Total Receipts                                                             $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    b.  Total Disbursements                                                        $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                 $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    d.  Cash Balance Beginning of Month                                            $0                 $0                      $0
                                                                      ---------------      -------------          --------------
    e.  Cash Balance End of Month (c + d)                                          $0                 $0                      $0
                                                                      ---------------      -------------          --------------

                                                                                                                    CUMULATIVE
                                                                       CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)
                                                                       -------------        -----------           --------------

4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                $0                 $0                      $0
                                                                      ---------------      -------------          --------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                   $0                 $0
                                                                      ---------------      -------------
6.  POST-PETITION LIABILITIES                                                     $0                 $0
                                                                      ---------------      -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                 $0
                                                                      ---------------      -------------

    AT THE END OF THIS REPORTING MONTH:                                                               YES                NO

8.  Have any payments been made on pre-petition debt, other than payments in the normal                                  [X]
    course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
                                                                                                --------------     -------------
9.  Have any payments been made to professionals?  (if yes, attach listing including date of                             [X]
                                                                                                --------------     -------------
    payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                                        [X]
                                                                                                --------------     -------------

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                [X]
                                                                                                --------------     -------------
    attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general liability?                  [X]
                                                                                                --------------     -------------

13. Are a plan and disclosure statement on file?                                                                         [X]
                                                                                                --------------     -------------

14. Was there any post-petition borrowing during this reporting period?                                                  [X]
                                                                                                --------------     -------------

15. Check if paid: Post-petition taxes ___;     U.S. Trustee Quarterly Fees ___;  Check if filing is current for: Post-petition
    tax reporting and tax returns:     ___.

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 12/18/01                /s/ EUGENE A. REILLY
     ---------------         ---------------------------------------------------
                             Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended   11/30/01
                                              ------------

            CURRENT MONTH
-----------------------------------------                                                              CUMULATIVE     NEXT MONTH
    ACTUAL           FORECAST    VARIANCE                                                            (CASE TO DATE)    FORECAST
    ------         -----------   --------                                                            --------------   -----------
                                                REVENUES:
           $0             $0          $0      1   Gross Sales                                                   $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0      2   less: Sales Returns & Allowances                              $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0      3   Net Sales                                                     $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0      4   less: Cost of Goods Sold     (Schedule 'B')                   $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0      5   Gross Profit                                                  $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0      6   Interest                                                      $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0      7   Other Income:                                                 $0            $0
--------------     ----------    --------                               -------------------------    --------------   -----------
                                              8
--------------     ----------    --------       -------------------------------------------------    --------------   -----------
                                              9
--------------     ----------    --------       -------------------------------------------------    --------------   -----------
           $0             $0          $0     10       TOTAL REVENUES                                            $0            $0
--------------     ----------    --------                                                            --------------   -----------

                                                EXPENSES:
           $0             $0          $0     11   Compensation to Owner(s)/Officer(s)                           $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     12   Salaries                                                      $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     13   Commissions                                                   $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     14   Contract Labor                                                $0            $0
--------------     ----------    --------                                                            --------------   -----------
                                                  Rent/Lease:
           $0             $0          $0     15       Personal Property                                         $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     16       Real Property                                             $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     17   Insurance                                                     $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     18   Management Fees                                               $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     19   Depreciation                                                  $0            $0
--------------     ----------    --------                                                            --------------   -----------
                                                  Taxes:
           $0             $0          $0     20       Employer Payroll Taxes                                    $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     21       Real Property Taxes                                       $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     22       Other Taxes                                               $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     23   Other Selling                                                 $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     24   Other Administrative                                          $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     25   Interest                                                      $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     26   Other Expenses:                                               $0            $0
--------------     ----------    --------                               ------------------------     --------------   -----------
           $0             $0          $0     27                                                                 $0            $0
--------------     ----------    --------       ------------------------------------------------     --------------   -----------
           $0             $0          $0     28                                                                 $0            $0
--------------     ----------    --------       ------------------------------------------------     --------------   -----------
           $0             $0          $0     29                                                                 $0            $0
--------------     ----------    --------       ------------------------------------------------     --------------   -----------
           $0             $0          $0     30                                                                 $0            $0
--------------     ----------    --------       ------------------------------------------------     --------------   -----------
           $0             $0          $0     31                                                                 $0            $0
--------------     ----------    --------       ------------------------------------------------     --------------   -----------
           $0             $0          $0     32                                                                 $0            $0
--------------     ----------    --------       ------------------------------------------------     --------------   -----------
           $0             $0          $0     33                                                                 $0            $0
--------------     ----------    --------       ------------------------------------------------     --------------   -----------
           $0             $0          $0     34                                                                 $0            $0
--------------     ----------    --------       ------------------------------------------------     --------------   -----------
           $0             $0          $0     35       TOTAL EXPENSES                                            $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     36  SUBTOTAL                                                       $0            $0
--------------     ----------    --------                                                            --------------   -----------
                                                 REORGANIZATION ITEMS:
           $0             $0          $0     37   Professional Fees                                             $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     38   Provisions for Rejected Executory Contracts                   $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     39   Interest Earned on Accumulated Cash from                      $0            $0
--------------     ----------    --------         Resulting Chp 11 Case                              --------------   -----------
           $0             $0          $0     40   Gain or (Loss) from Sale of Equipment                         $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     41   U.S. Trustee Quarterly Fees                                   $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     42                                                                 $0            $0
--------------     ----------    --------       -------------------------------------------------    --------------   -----------
           $0             $0          $0     43        TOTAL REORGANIZATION ITEMS                               $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                 $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     45   Federal & State Income Taxes                                  $0            $0
--------------     ----------    --------                                                            --------------   -----------
           $0             $0          $0     46 NET PROFIT (LOSS)                                               $0            $0
==============     ==========    ========                                                            ==============   ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED  11/30/01
                                             ------------

    ASSETS
                                                                                     FROM SCHEDULES              MARKET VALUE
                                                                                     --------------              ------------
          CURRENT ASSETS

 1              Cash, and cash equivalents - unrestricted                                                                 $0
                                                                                                                -------------
 2              Cash, and cash equivalents - restricted                                                                   $0
                                                                                                                -------------
 3              Accounts receivable (net)                                                   A                             $0
                                                                                                                -------------
 4              Inventory                                                                   B                             $0
                                                                                                                -------------
 5              Prepaid expenses                                                                                          $0
                                                                                                                -------------
 6              Professional retainers                                                                                    $0
                                                                                                                -------------
 7              Other:                                                                                                    $0
                         -------------------------------------------------------                                -------------
 8
                ----------------------------------------------------------------                                -------------
 9                       TOTAL CURRENT ASSETS                                                                             $0
                                                                                                                -------------
         PROPERTY AND EQUIPMENT (MARKET VALUE)

10              Real property                                                               C                             $0
                                                                                                                -------------
11              Machinery and equipment                                                     D                             $0
                                                                                                                -------------
12              Furniture and fixtures                                                      D                             $0
                                                                                                                -------------
13              Office equipment                                                            D                             $0
                                                                                                                -------------
14              Leasehold improvements                                                      D                             $0
                                                                                                                -------------
15              Vehicles                                                                    D                             $0
                                                                                                                -------------
16              Other:                                                                      D                             $0
                         -------------------------------------------------------                                -------------
17                                                                                          D                             $0
                ----------------------------------------------------------------                                -------------
18                                                                                          D                             $0
                ----------------------------------------------------------------                                -------------
19                                                                                          D                             $0
                ----------------------------------------------------------------                                -------------
20                                                                                          D                             $0
                ----------------------------------------------------------------                                -------------

21                       TOTAL PROPERTY AND EQUIPMENT                                                                     $0
                                                                                                                -------------
          OTHER ASSETS

22              Loans to shareholders                                                                                     $0
                                                                                                                -------------
23              Loans to affiliates                                                                                       $0
                                                                                                                -------------
24
                ----------------------------------------------------------------                                -------------
25
                ----------------------------------------------------------------                                -------------
26
                ----------------------------------------------------------------                                -------------
27
                ----------------------------------------------------------------                                -------------
28                       TOTAL OTHER ASSETS                                                                               $0
                                                                                                                -------------
29                       TOTAL ASSETS                                                                                     $0
                                                                                                                =============

NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

          POST-PETITION

                CURRENT LIABILITIES

30                       Salaries and wages                                                                                $0
                                                                                                                --------------
31                       Payroll taxes                                                                                     $0
                                                                                                                --------------
32                       Real and personal property taxes                                                                  $0
                                                                                                                --------------
33                       Income taxes                                                                                      $0
                                                                                                                --------------
34                       Sales taxes                                                                                       $0
                                                                                                                --------------
35                       Notes payable (short term)                                                                        $0
                                                                                                                --------------
36                       Accounts payable (trade)                                                   A                      $0
                                                                                                                --------------
37                       Real property lease arrearage                                                                     $0
                                                                                                                --------------
38                       Personal property lease arrearage                                                                 $0
                                                                                                                --------------
39                       Accrued professional fees                                                                         $0
                                                                                                                --------------
40                       Current portion of long-term post-petition debt                                                   $0
                         (due within 12 months)
                                                                                                                --------------
41                       Other:                                                                                            $0
                                      ------------------------------------------                                --------------
42
                         -------------------------------------------------------                                --------------
43
                         -------------------------------------------------------                                --------------
44                       TOTAL CURRENT LIABILITIES                                                                         $0
                                                                                                                --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                       $0
                                                                                                                --------------
46                       TOTAL POST-PETITION LIABILITIES                                                                   $0
                                                                                                                --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                       Secured claims                                                     F                              $0
                                                                                                                --------------
48                       Priority unsecured claims                                          F                              $0
                                                                                                                --------------
49                       General unsecured claims                                           F                              $0
                                                                                                                --------------
50                       TOTAL PRE-PETITION LIABILITIES                                                                    $0
                                                                                                                --------------
51                       TOTAL LIABILITIES                                                                                 $0
                                                                                                                --------------
    EQUITY (DEFICIT)

52              Retained Earnings/(Deficit) at time of filing                                                              $0
                                                                                                                --------------
53              Capital Stock                                                                                              $0
                                                                                                                --------------
54              Additional paid-in capital                                                                                 $0
                                                                                                                --------------
55              Cumulative profit/(loss) since filing of case                                                              $0
                                                                                                                --------------
56              Post-petition contributions/(distributions) or (draws)                                                     $0
                                                                                                                --------------
57
                          ------------------------------------                                                  --------------
58              Market value adjustment                                                                                    $0
                                                                                                                --------------
59                       TOTAL EQUITY (DEFICIT)                                                                            $0
                                                                                                                --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                 $0
                                                                                                                ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                                ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS                               [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
                                                              -----------------------  -----------------   ------------------
     0-30 Days                                                                    $0                 $0
                                                              -----------------------  -----------------
     31-60 Days                                                                   $0                 $0
                                                              -----------------------  -----------------
     61-90 Days                                                                   $0                 $0                   $0
                                                              -----------------------  -----------------   ------------------
     91+ Days                                                                     $0                 $0
                                                              -----------------------  -----------------
     Total accounts receivable/payable                                            $0                 $0
                                                              -----------------------  =================
     Allowance for doubtful accounts                                              $0
                                                              -----------------------
     Accounts receivable (net)                                                    $0
                                                              =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
----------------------------------                              ------------------
                                                                                                           ------------------
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH           INVENTORY BEGINNING OF MONTH                              $0
                                  -------------------------                                                ------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase                                            $0
                                                                                                           ------------------
      Product for resale                                $0        Direct labor                                            $0
                                  -------------------------                                                ------------------
                                                                  Manufacturing overhead                                  $0
                                                                                                           ------------------
    Distribution -                                                Freight in                                              $0
                                                                                                           ------------------
      Products for resale                               $0        Other:                                                  $0
                                  -------------------------                                                ------------------

                                                                ----------------------------------------   ------------------
    Manufacturer -
                                                                ----------------------------------------   ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0      Less -
                                  -------------------------
      Finished goods                                    $0        Inventory End of Month                                  $0
                                  -------------------------                                                ------------------
                                                                  Shrinkage                                               $0
                                                                                                           ------------------
    Other - Explain                                     $0        Personal Use                                            $0
                                  -------------------------                                                ------------------

    ------------------------------
                                                                Cost of Goods Sold                                        $0
    ------------------------------                                                                         ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes          No
                  ----        ----

    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost
                                                                                                        ---
      Weekly                                                        LIFO cost
                       ------                                                                           ---
      Monthly                                                       Lower of cost or market
                       ------                                                                           ---
      Quarterly                                                     Retail method
                       ------                                                                           ---
      Semi-annually                                                 Other
                       ------                                                                           ---
      Annually                                                        Explain
                       ------

Date of last physical inventory was  Not Applicable
                                     ---------------------------    ---------------------------------------------------------

                                                                    ---------------------------------------------------------
Date of next physical inventory is   Not Applicable
                                     ---------------------------    ---------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                           -----------------   ---------------------
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                      COST              MARKET VALUE
                                                                           -----------------   ---------------------
Machinery & Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

Furniture & Fixtures -
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

Office Equipment -
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Leasehold Improvements -
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================
Vehicles -
      None                                                                               $0                      $0
      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------

      -----------------------------------------------                      -----------------   ---------------------
      Total                                                                              $0                      $0
                                                                           =================   =====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                               0-30 DAYS       31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL
                                          ---------------  --------------  ---------------  ---------------  ---------------
FEDERAL
        Income Tax Withholding                        $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        FICA - Employee                               $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        FICA - Employer                               $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Unemployment (FUTA)                           $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Income                                        $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Other (Attach List)                           $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
TOTAL FEDERAL TAXES                                   $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
STATE AND LOCAL
        Income Tax Withholding                        $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Unemployment (UT)                             $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Disability Insurance (DI)                     $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Empl. Training Tax (ETT)                      $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Sales                                         $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Excise                                        $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Real property                                 $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Personal property                             $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Income                                        $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
        Other (Attach List)                           $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
TOTAL STATE & LOCAL TAXES                             $0              $0               $0               $0               $0
                                          ---------------  --------------  ---------------  ---------------  ---------------
TOTAL TAXES                                           $0              $0               $0               $0               $0
                                          ===============  ==============  ===============  ===============  ===============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                               CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                     AMOUNT         AMOUNT(b)
-------------------------------------------                                ---------------  ---------------
        Secured claims(a)                                                              $0               $0
                                                                           ---------------  ---------------
        Priority claims other than taxes                                               $0               $0
                                                                           ---------------  ---------------
        Priority tax claims                                                            $0               $0
                                                                           ---------------  ---------------
        General unsecured claims                                                       $0               $0
                                                                           ---------------  ---------------

        (a)  List total amount of claims even if under secured.

        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G

                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                            ACCOUNT 1        ACCOUNT 2       ACCOUNT 3        ACCOUNT 4
                                          --------------  ---------------  --------------  ---------------
Bank                                           None
                                          --------------  ---------------  --------------  ---------------
Account Type
                                          --------------  ---------------  --------------  ---------------
Account No.
                                          --------------  ---------------  --------------  ---------------
Account Purpose
                                          --------------  ---------------  --------------  ---------------
Balance, End of Month
                                          --------------  ---------------  --------------  ---------------
Total Funds on Hand for all Accounts                 $0
                                          ==============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/01
                                              --------



                                                                     Actual               Cumulative
                                                                  Current Month         (Case to Date)
                                                                  -------------         --------------
    CASH RECEIPTS
1        Rent/Leases Collected                                               $0                    $0
                                                                 ---------------       ---------------
2        Cash Received from Sales                                            $0                    $0
                                                                 ---------------       ---------------
3        Interest Received                                                   $0                    $0
                                                                 ---------------       ---------------
4        Borrowings                                                          $0                    $0
                                                                 ---------------       ---------------
5        Funds from Shareholders, Partners, or Other Insiders                $0                    $0
                                                                 ---------------       ---------------
6        Capital Contributions                                               $0                    $0
                                                                 ---------------       ---------------
7
         ---------------------------------------------           ---------------       ---------------
8
         ---------------------------------------------           ---------------       ---------------
9
         ---------------------------------------------           ---------------       ---------------
10
         ---------------------------------------------           ---------------       ---------------
11
         ---------------------------------------------           ---------------       ---------------
12           TOTAL CASH RECEIPTS                                             $0                    $0
                                                                 ===============       ===============

    CASH DISBURSEMENTS
13       Payments for Inventory                                              $0                    $0
                                                                 ---------------       ---------------
14       Selling                                                             $0                    $0
                                                                 ---------------       ---------------
15       Administrative                                                      $0                    $0
                                                                 ---------------       ---------------
16       Capital Expenditures                                                $0                    $0
                                                                 ---------------       ---------------
17       Principal Payments on Debt                                          $0                    $0
                                                                 ---------------       ---------------
18       Interest Paid                                                       $0                    $0
                                                                 ---------------       ---------------
         Rent/Lease:
19           Personal Property                                               $0                    $0
                                                                 ---------------       ---------------
20           Real Property                                                   $0                    $0
                                                                 ---------------       ---------------
         Amount Paid to Owner(s)/Officer(s)
21           Salaries                                                        $0                    $0
                                                                 ---------------       ---------------
22           Draws                                                           $0                    $0
                                                                 ---------------       ---------------
23           Commissions/Royalties                                           $0                    $0
                                                                 ---------------       ---------------
24           Expense Reimbursements                                          $0                    $0
                                                                 ---------------       ---------------
25           Other                                                           $0                    $0
                                                                 ---------------       ---------------

26       Salaries/Commissions (less employee withholding)                    $0                    $0
                                                                 ---------------       ---------------
27       Management Fees                                                     $0                    $0
                                                                 ---------------       ---------------
         Taxes:
28           Employee Withholding                                            $0                    $0
                                                                 ---------------       ---------------
29           Employer Payroll Taxes                                          $0                    $0
                                                                 ---------------       ---------------
30           Real Property Taxes                                             $0                    $0
                                                                 ---------------       ---------------
31           Other Taxes                                                     $0                    $0
                                                                 ---------------       ---------------
32       Other Cash Outflows:                                                $0                    $0
                                                                 ---------------       ---------------
33
             -----------------------------------------           ---------------       ---------------
34
             -----------------------------------------           ---------------       ---------------
35
             -----------------------------------------           ---------------       ---------------
36
             -----------------------------------------           ---------------       ---------------
37
             -----------------------------------------           ---------------       ---------------

38           TOTAL CASH DISBURSEMENTS:                                       $0                    $0
                                                                 ---------------       ---------------

39  NET INCREASE (DECREASE) IN CASH                                          $0                    $0

39  CASH BALANCE, BEGINNING OF PERIOD                                        $0                    $0
                                                                 ---------------       ---------------
40  CASH BALANCE, END OF PERIOD                                              $0                    $0
                                                                 ===============       ===============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 11/30/01
                                              --------




                                                                                        ACTUAL                  CUMULATIVE
     CASH FLOWS FROM OPERATING ACTIVITIES                                            CURRENT MONTH             (CASE TO DATE)
                                                                                 ---------------------    -----------------------
1         Cash Received from Sales                                                                 $0                         $0
                                                                                 ---------------------    -----------------------
2         Rent/Leases Collected                                                                    $0                         $0
                                                                                 ---------------------    -----------------------
3         Interest Received                                                                        $0                         $0
                                                                                 ---------------------    -----------------------
4         Cash Paid to Suppliers                                                                   $0                         $0
                                                                                 ---------------------    -----------------------
5         Cash Paid for Selling Expenses                                                           $0                         $0
                                                                                 ---------------------    -----------------------
6         Cash Paid for Administrative Expenses                                                    $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid for Rents/Leases:
7            Personal Property                                                                     $0                         $0
                                                                                 ---------------------    -----------------------
8            Real Property                                                                         $0                         $0
                                                                                 ---------------------    -----------------------
9         Cash Paid for Interest                                                                   $0                         $0
                                                                                 ---------------------    -----------------------
10        Cash Paid for Net Payroll and Benefits                                                   $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                              $0                         $0
                                                                                 ---------------------    -----------------------
12           Draws                                                                                 $0                         $0
                                                                                 ---------------------    -----------------------
13           Commissions/Royalties                                                                 $0                         $0
                                                                                 ---------------------    -----------------------
14           Expense Reimbursements                                                                $0                         $0
                                                                                 ---------------------    -----------------------
15           Other                                                                                 $0                         $0
                                                                                 ---------------------    -----------------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                  $0                         $0
                                                                                 ---------------------    -----------------------
17           Employee Withholdings                                                                 $0                         $0
                                                                                 ---------------------    -----------------------
18           Real Property Taxes                                                                   $0                         $0
                                                                                 ---------------------    -----------------------
19           Other Taxes                                                                           $0                         $0
                                                                                 ---------------------    -----------------------
20        Cash Paid for General Expenses                                                           $0                         $0
                                                                                 ---------------------    -----------------------
21
          --------------------------------------------------------------------   ---------------------    -----------------------
22
          --------------------------------------------------------------------   ---------------------    -----------------------
23
          --------------------------------------------------------------------   ---------------------    -----------------------
24
          --------------------------------------------------------------------   ---------------------    -----------------------
25
          --------------------------------------------------------------------   ---------------------    -----------------------
26
          --------------------------------------------------------------------   ---------------------    -----------------------

27           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
               BEFORE REORGANIZATION ITEMS                                                         $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM REORGANIZATION ITEMS
28        Interest Received on Cash Accumulated Due to Chp 11 Case                                 $0                         $0
                                                                                 ---------------------    -----------------------
29        Professional Fees Paid for Services in Connection with Chp 11 Case                       $0                         $0
                                                                                 ---------------------    -----------------------
30        U.S. Trustee Quarterly Fees                                                              $0                         $0
                                                                                 ---------------------    -----------------------
31
          --------------------------------------------------------------------   ---------------------    -----------------------
32           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                      $0                         $0
                                                                                 ---------------------    -----------------------
33   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                    $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM INVESTING ACTIVITIES

34        Capital Expenditures                                                                     $0                         $0
                                                                                 ---------------------    -----------------------
35        Proceeds from Sales of Capital Goods due to Chp 11 Case                                  $0                         $0
                                                                                 ---------------------    -----------------------
36
          --------------------------------------------------------------------   ---------------------    -----------------------

37           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0                         $0
                                                                                 ---------------------    -----------------------
     CASH FLOWS FROM FINANCING ACTIVITIES

38        Net Borrowings (Except Insiders)                                                         $0                         $0
                                                                                 ---------------------    -----------------------
39        Net Borrowings from Shareholders, Partners, or Other Insiders                            $0                         $0
                                                                                 ---------------------    -----------------------
40        Capital Contributions                                                                    $0                         $0
                                                                                 ---------------------    -----------------------
41        Principal Payments                                                                       $0                         $0
                                                                                 ---------------------    -----------------------
42
          --------------------------------------------------------------------   ---------------------    -----------------------
43           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0                         $0
                                                                                 ---------------------    -----------------------
44   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                          $0                         $0
                                                                                 ---------------------    -----------------------
45   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                               $0                         $0
                                                                                 ---------------------    -----------------------
46   CASH AND CASH EQUIVALENTS AT END OF MONTH                                                     $0                         $0
                                                                                 =====================    =======================